UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAPAX

Putnam Asia Pacific Equity Fund

Annual report 4|30|11

A world of investing.™
Putnam INVESTMENTS
BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Annual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	21

Financial statements	22

Federal tax information	45

About the Trustees	46

Officers	48

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

In news about your fund, we are pleased to announce that Daniel Graña, an 18-year investment industry veteran, has taken over as portfolio manager of Putnam Asia Pacific Equity Fund. Daniel, who has been with Putnam since 1999, is also portfolio manager of Putnam Emerging Markets Equity Fund. He replaces Timothy Edmonstone, who has left Putnam to pursue other opportunities.

In other developments, the Trustees are soliciting shareholder approval of a new management contract for your fund that will change the fund’s performance index, which is used in the calculation of the fund’s performance fees. If shareholders approve the new management contract, the fund will change its investment policy to increase emphasis on emerging markets in Asia and the Pacific Basin and significantly reduce its emphasis on Japan and Australia. This proposal is unrelated to, and pre-dates, the recent natural disasters affecting Japan. We believe that this repositioning of the fund is in the long-term best interests of shareholders.

Lastly, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

About the fund

Targeting stocks of growing companies in dynamic markets

The opportunities for growth in Asian markets are substantial. In 2010, the United States’s GDP grew at a rate of 2.7%; meanwhile, Singapore, Taiwan, Thailand, the Philippines, China, and India all saw their economies expand at a rate of 7%–10%, or more. Putnam Asia Pacific Equity Fund seeks to harness the growth potential of Asian and Pacific Basin companies, which are among the fastest growing in the world today. In fact, Asia-Pacific companies, as measured by the MSCI All-Country Asia Pacific Index, have outperformed the U.S. companies in the S&P 500 Index in 7 of the past 10 calendar years.

To capitalize on these opportunities, the fund’s manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands — such as Toyota, Sony, Samsung, and Nintendo — to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund’s manager is supported by a team of research analysts and specialists in Putnam’s global asset allocation, emerging-market debt, and currency investment areas.

Source: CIA World Factbook, 2011.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. The use of short selling may result in losses if the securities appreciate in value.

Strong historical results

The MSCI All-Country Asia Pacific Index (ND), a measure of stock market performance in Asia and the Pacific Basin, has outperformed U.S. stocks in 8 of the past 10 years, in some cases by sizable margins.

The MSCI All-Country Asia Pacific Index (ND) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries. The S&P 500 Index is an unmanaged index of common stock performance. You cannot invest directly in an index.

Performance of the fund will differ.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Daniel J. Graña, CFA

The fund posted strong returns versus its benchmark and its peer group over its fiscal year. What were some of the main factors driving performance?

I’m pleased to report that sector weightings, country positioning, and stock selection all contributed positively to the fund’s returns relative to the benchmark. That said, stock selection was far and away the main driver of the fund’s outperformance during the past 12 months. This is in keeping with how I seek to manage the fund: focusing on fundamental analysis and bottom-up stock picking.

How did the Asia-Pacific regional economies perform over the past year?

For the first half of the fund’s reporting period, performance for equities in general was somewhat inconsistent, as investors digested the news of the European sovereign debt crisis. During late spring and early summer, there were real concerns that the structural problems that necessitated the Greek bailout would prove to be widespread throughout Europe, and would take a serious toll on the global economy. This turned out not to be the case. Although certain European countries have significant fiscal challenges ahead, the problems in Greece — and later Ireland — have not led to pervasive weakness throughout Europe.

With investors reassured that the debt crisis in Europe was in fact manageable, performance trended steadily higher from September 2010 through the end of the fund’s fiscal year. International equities rallied despite investor concerns about rising commodity prices amid increasing unrest in North Africa and the Middle East.

All this being said, the most significant event during the past year occurred in March, when the devastating earthquake and tsunami

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

struck Japan, killing tens of thousands of people and causing billions of dollars worth of damage. In covering the Asian markets, I know that my team, along with everyone at Putnam, has been moved and inspired by the resilience and fortitude of the Japanese people.

What long-term impact are the events in Japan likely to have on that country’s economy, and how did the tragedy affect the fund specifically?

It would be impossible to provide, in this limited space, an in-depth analysis of the consequences the earthquake and subsequent tsunami are likely to have, but there are a number of high-level issues that are worth pointing out. As a major manufacturing hub for the region, any long-term disruption in the power supply in Japan could plague the economic recovery efforts more than initially anticipated. Any so-called “critical technology” sectors in the area cannot properly function without a steady, dependable supply of electricity, and it’s possible that many companies will be forced to shut down production of sensitive processes until steady power can be restored.

Even without a complete shutdown, there have already been significant disruptions to the global technology supply chain. Japan remains a major supplier of high-end components, including semiconductors, electronic materials, and other items used in a wide range of technology and telecommunications products. Technology companies across the globe are beginning to report various sensitivities to shortages emerging in the technology supply chain, and the situation could get worse before it gets better.

These industry-level problems are exacerbated further by the fiscal situation in Japan. Estimates indicate Japan’s public debt is approximately 200% of GDP, and even

Country/territory allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Weightings will vary over time.

before the disaster, the economy was in weak condition. A typical pattern for an economy after a natural disaster is a steep, but short-lived, fall followed by a rapid recovery as rebuilding gets under way. In my view, it is reasonable to expect that this pattern will prevail in Japan, even if the downturn turns out to be greater than many anticipated.

As for the fund, while our Japanese holdings recorded negative absolute returns, our underweight position and solid stock selection made Japan the largest positive contributor to relative returns versus the benchmark during the period.

China continues to represent a significant allocation for the fund. What accounts for that stance?

Economic growth in China remained strong over the past year, and I continue to have a positive outlook, which has led to an overweight position for the fund. Investors’ main concern over the past several months has been inflation — particularly within real estate and, more recently, with regard to food prices — but there is good reason to believe that we are nearing the peak in the inflationary cycle. The Chinese government has been enacting a number of initiatives to tighten monetary policy while concentrating on encouraging wage growth. Although China’s rate of growth may slow in the short term, it appears the government’s proactive policy measures are beginning to pay dividends, and we believe

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

that these initiatives will lead to a decline in inflationary pressures in the second half of 2011. Against that backdrop, I continue to find attractive investment opportunities in China, which remains one of the fund’s largest overweight positions.

Which specific companies contributed positively to the fund’s performance?

Our best-performing holding was an overweight to Kia Motors. With its improved quality and brand recognition, the South Korea-based Kia has gained market share in both the United States and, in particular, in local emerging markets, where the company is much better positioned than its other Asian competitors.

Another solid performer was TSRC, a Taiwanese petrochemical company that produces synthetic rubber. We held an overweight position in TSRC, and as demand for autos increased globally, the demand for rubber also rose, and the company’s stock price appreciated. Supply constraints on both the production of synthetic and natural rubber also have helped TRSC’s performance.

Daelim Industrial , a Korea-based construction and petrochemicals company, also posted strong results. We held Daelim, believing that it would see a pickup in overseas construction orders in 2010 and 2011, and that the company would benefit from a bottoming out of the Korean housing market. We also felt the stock was trading cheaper than a number of its industry peers, and during the year the stock rallied considerably.

Finally, Dongfeng Motor, a long-term holding of the fund, posted strong gains. This Chinese automotive company has key partnerships with a number of international automakers, and when Chinese automobile demand fell in 2008, we felt that the market underestimated the growth potential of the industry. Our belief was that as sales volumes recovered, operating

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

leverage would help the company generate solid results. Over the past year, Dongfeng reported very strong earnings growth and the shares appreciated significantly. I locked in profits by selling my position during the reporting period.

Which holdings detracted from returns?

The biggest detractor during the period was Fujitsu, a Japanese computing and communication technology manufacturer. The stock was hurt by earnings downgrades after the earthquake and tsunami, and the potential for delayed IT spending recovery in Japan. Given these challenges, I sold the fund’s position in Fujitsu during the period.

Another detractor was Esprit Holdings, a European clothing company headquartered in Hong Kong. We had expected that the economy in Europe would have been on the path to recovery by late 2010, but growth continued to be sluggish into 2011, and Esprit’s wholesale business model has struggled to adapt. The stock struggled as a result, with returns further undermined by a weak euro, which affected profits as they were translated back into Hong Kong dollars. I sold the fund’s stake in Esprit before the end of the reporting period.

Lastly, Nintendo, the Japanese-based video game console and software company, also detracted from relative returns. Although the company’s earnings have struggled as it ramps up production of its next-generation gaming platforms, we remain optimistic that with the release of new hardware and a strong game pipeline, Nintendo will see earnings growth again in 2011. In addition, we believe that the 2012 release of a 3D-enabled Wii will be an important differentiator for the company.

What is your outlook for the region and the fund?

We have a positive outlook for the region in general, particularly with regards to the emerging-market economies in the Pacific Basin. We believe the short- and medium-term outlook for emerging Asian economies is strong, and as the global economic recovery continues, developed markets in the region should benefit as well, particularly among commodities exporters such as Russia and Australia.

Of course, we will continue to monitor Japan carefully. Generally, we have trimmed our exposure to companies and industries that we expect to suffer the worst and most prolonged consequences. In the aftermath of such disasters, markets often experience indiscriminate selling, which can create investment opportunities in companies that are less affected by the crisis or are likely to see increased demand. While we will likely continue to limit our exposure to Japan in general, we are mindful of the potential for emerging investment opportunities.

Lastly, we continue to monitor the financial health of the U.S. and European economies, both of which are an important source of demand for Asia. While we view growth in Asia as increasingly self-sustaining, global demand remains an important source of growth in the region. Ultimately, I am confident that our commitment to research-driven, bottom-up stock selection will continue to serve investors well.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	42.54%	34.35%	40.44%	36.44%	40.48%	40.48%	41.21%	36.30%	41.89%	43.22%
Annual average	20.73	16.99	19.78	17.95	19.80	19.80	20.13	17.89	20.43	21.03

1 year	17.20	10.49	16.26	11.26	16.32	15.32	16.60	12.54	16.90	17.53

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/11

	MSCI All-Country Asia	Lipper Pacific Region Funds
	Pacific Index (ND)	category average*

Life of fund	38.35%	40.67%
Annual average	18.83	19.79

1 year	13.49	15.26

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 4/30/11, there were 46 and 46 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $14,044 ($13,644 with contingent deferred sales charge). A $10,000 investment in the fund’s Class C shares would have been valued at $14,048, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,630 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,189 and $14,322, respectively.

Fund price and distribution information For the 12-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.118		$0.046	$0.070	$0.057		$0.114	$0.146

Capital gains — Long-term	0.075		0.075	0.075	0.075		0.075	0.075

Capital gains — Short-term	0.470		0.470	0.470	0.470		0.470	0.470

Total	$0.663		$0.591	$0.615	$0.602		$0.659	$0.691

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$11.69	$12.40	$11.64	$11.63	$11.66	$12.08	$11.69	$11.70

4/30/11	13.00	13.79	12.91	12.88	12.96	13.43	12.97	13.02

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	37.17%	29.28%	35.32%	31.32%	35.35%	35.35%	35.98%	31.25%	36.64%	37.83%
Annual average	19.18	15.33	18.29	16.33	18.30	18.30	18.61	16.30	18.93	19.50

1 year	11.26	4.89	10.51	5.51	10.46	9.46	10.76	6.87	11.06	11.58

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/10*	1.74%	2.49%	2.49%	2.24%	1.99%	1.49%

Total annual operating expenses for the fiscal year
ended 4/30/10	2.72%	3.47%	3.47%	3.22%	2.97%	2.47%

Annualized expense ratio for the six-month period
ended 4/30/11†	1.70%	2.45%	2.45%	2.20%	1.95%	1.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/11.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.85	$12.73	$12.73	$11.44	$10.15	$7.55

Ending value (after expenses)	$1,099.60	$1,094.90	$1,095.40	$1,097.30	$1,098.60	$1,101.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.50	$12.23	$12.23	$10.99	$9.74	$7.25

Ending value (after expenses)	$1,016.36	$1,012.65	$1,012.65	$1,013.88	$1,015.12	$1,017.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All-Country Asia Pacific Index (ND) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

Consideration of a proposed new management contract

At their meeting on December 10, 2010, the Trustees of the fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), approved a new management contract with Putnam Investment Management (“Putnam Management”). In substance, the new management contract differed from the existing management contract only in that it provided for a new index of securities prices (“performance index”) for use, prospectively, in calculating performance adjustments to the fund’s base management fee.

In considering whether to approve the new management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s existing management contract with Putnam Management in June 2010. Because, other than the difference in performance index, the effective date of the contract, and the initial term of the contract (through June 30, 2011, or, if implemented after that date, through June 30, 2012), the new management contract was identical to the fund’s existing management contract, the Trustees relied to a considerable extent on their previous approval of the continuance of the fund’s existing management contract, which is described below.

The Trustees also considered information regarding the proposed repositioning of the fund from its current investment policy to increase emphasis on developing market economies in Asia and the Pacific Basin (e.g., China, India, Hong Kong, Taiwan, and Indonesia), and to reduce emphasis on developed market economies such as Japan and Australia. The Trustees concluded that changing the fund’s investment policy to reposition it as proposed was in the best interests of shareholders and that the fund’s performance index should be revised to align more closely with the fund’s proposed investment policy.

The new management contract provided that the MSCI AC Asia ex-Japan Index (ND) would be the performance index used in calculating performance adjustments to the fund’s base management fee. The MSCI AC Asia Pacific Index (ND) is the fund’s performance index under the existing management contract. In approving the change in performance index for the fund, the Trustees considered information provided by Putnam Management about the proposed repositioning of the fund, including, among other things comparative data regarding the characteristics (e.g., capitalization, risk characteristics, sector weightings, and country weightings), and returns over various periods, of the fund, the MSCI AC Asia Pacific Index (ND) and the MSCI AC Asia ex-Japan Index (ND). The Trustees also considered Putnam Management’s belief that the MSCI AC Asia ex-Japan Index (ND) more closely resembles the proposed composition of the repositioned fund and that, accordingly, the economic interests of fund shareholders and Putnam Management would be more closely aligned if the performance index is changed.

The Trustees considered that the expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, associated with seeking shareholder approval of the proposed new management contract would be borne by Putnam Management. Finally, the Trustees considered that, under the plan of performance fee calculation transition, the fund’s performance history against the current performance index would appropriately remain a factor in the calculation of performance adjustments to the fund’s base management fees for a significant period of time.

After considering the factors described above relating to the proposed performance index under the proposed new management contract, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the fund’s current management contract in June 2010, the Trustees, including the Independent Trustees, concluded that the proposed new management contract was in the best interests of the fund and its shareholders and approved the proposed new management contract. The proposed new management contract is subject to shareholder approval.

General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing management contract

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management, the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund, which had only a very limited performance record because it had only recently commenced operations) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 1st quartile of its Lipper Inc. peer group (Lipper Pacific Region Funds) for the period measuring from its inception on June 12, 2009 through December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and
Shareholders of Putnam Asia Pacific Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Equity Fund (the fund), a series of Putnam Funds Trust (the trust), including the fund’s portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from June 12, 2009 (commencement of operations) to April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Equity Fund as of April 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from June 12, 2009 to April 30, 2010, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 14, 2011

The fund’s portfolio 4/30/11

COMMON STOCKS (94.2%)*	Shares	Value

Airlines (0.9%)
Qantas Airways, Ltd. (Australia) †	41,005	$95,199

		95,199
Auto components (1.1%)
Aisin Seiki Co., Ltd. (Japan)	3,400	120,364

		120,364
Automobiles (3.5%)
Honda Motor Co., Ltd. (Japan)	2,300	88,234

Kia Motors Corp. (South Korea)	1,119	80,806

Nissan Motor Co., Ltd. (Japan)	21,300	205,297

		374,337
Capital markets (0.6%)
Yuanta Financial Holding Co., Ltd. (Taiwan)	96,000	66,889

		66,889
Chemicals (4.5%)
JSR Corp. (Japan)	3,600	76,055

Nitto Denko Corp. (Japan)	2,300	123,286

Petronas Chemicals Group Bhd (Malaysia) †	29,800	72,849

PTT Chemical PCL (Thailand)	15,900	85,433

TSRC Corp. (Taiwan)	40,000	119,783

		477,406
Commercial banks (20.4%)
Agricultural Bank of China, Ltd. (China) †	258,000	152,953

Australia & New Zealand Banking Group, Ltd. (Australia)	8,853	235,591

Chiba Bank, Ltd. (The) (Japan)	11,000	65,216

China Construction Bank Corp. (China)	260,000	246,342

DBS Group Holdings, Ltd. (Singapore)	9,000	110,483

First Financial Holding Co., Ltd. (Taiwan)	92,000	85,509

Industrial and Commercial Bank of China, Ltd. (China)	303,000	257,275

Industrial Bank of Korea (IBK) (South Korea)	4,340	83,278

Kasikornbank PCL NVDR (Thailand)	13,600	57,785

Mitsubishi UFJ Financial Group, Inc. (Japan)	26,300	126,379

National Australia Bank, Ltd. (Australia)	8,529	253,889

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	175,000	132,433

Shinhan Financial Group Co., Ltd. (South Korea)	2,270	111,207

Siam Commercial Bank PCL (Thailand)	16,300	63,500

Sumitomo Mitsui Financial Group, Inc. (Japan)	5,800	179,426

		2,161,266
Computers and peripherals (2.3%)
Asustek Computer, Inc. (Taiwan)	13,000	117,442

Wistron Corp. (Taiwan)	68,064	122,652

		240,094
Construction and engineering (1.1%)
Daelim Industrial Co., Ltd. (South Korea)	630	71,459

KEPCO Engineering & Construction Co., Inc. (South Korea)	694	45,332

		116,791
Construction materials (2.3%)
China National Building Material Co., Ltd. (China)	32,000	67,681

China Shanshui Cement Group, Ltd. (China)	90,000	101,220

Siam Cement PCL NVDR (Thailand)	5,900	74,358

		243,259

COMMON STOCKS (94.2%)* cont.	Shares	Value

Diversified financial services (1.7%)
BGP Holdings PLC (Malta) F	132,965	$197

ORIX Corp. (Japan)	1,880	184,776

		184,973
Diversified telecommunication services (1.7%)
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,800	129,825

PT Telekomunikasi Indonesia Tbk (Indonesia)	59,500	53,586

		183,411
Electrical equipment (2.0%)
Mitsubishi Electric Corp. (Japan)	19,000	211,710

		211,710
Electronic equipment, instruments, and components (2.4%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	37,000	140,487

LG Display Co., Ltd. (South Korea)	3,330	119,996

		260,483
Food and staples retail (0.8%)
Woolworths, Ltd. (Australia)	2,876	83,752

		83,752
Food products (1.7%)
Indofood Sukses Makmur Tbk PT (Indonesia)	85,500	55,579

Toyo Suisan Kaisha, Ltd. (Japan)	5,000	115,082

Zhongpin, Inc. (China) †	426	7,114

		177,775
Hotels, restaurants, and leisure (0.5%)
Home Inns & Hotels Management, Inc. ADR (China) †	1,141	49,325

		49,325
Independent power producers and energy traders (1.2%)
China Power New Energy Development Co., Ltd. (China) †	536,000	42,218

China Resources Power Holdings Co., Ltd. (China)	8,000	14,730

China WindPower Group, Ltd. (China) †	640,000	66,856

		123,804
Industrial conglomerates (1.4%)
Keppel Corp., Ltd. (Singapore)	15,400	150,282

		150,282
Insurance (1.0%)
Ping An Insurance (Group) Co. of China, Ltd. (China)	9,500	103,633

		103,633
Internet software and services (0.3%)
Tencent Holdings, Ltd. (China)	1,200	34,357

		34,357
Leisure equipment and products (0.9%)
Sankyo Co., Ltd. (Japan)	1,800	93,497

		93,497
Machinery (6.5%)
BHI Co., Ltd. (South Korea)	2,612	42,121

China National Materials Co., Ltd. (China)	78,000	77,036

Hitachi Construction Machinery Co., Ltd. (Japan)	4,500	109,613

Lonking Holdings, Ltd. (China)	50,000	36,891

SembCorp Marine, Ltd. (Singapore)	23,000	106,677

Sumitomo Heavy Industries, Ltd. (Japan)	30,000	197,902

Tata Motors, Ltd. (India)	2,168	60,918

Weichai Power Co., Ltd. (China)	9,000	61,690

		692,848

COMMON STOCKS (94.2%)* cont.	Shares	Value

Media (1.0%)
Fairfax Media, Ltd. (Australia)	22,366	$32,433

Fuji Media Holdings, Inc. (Japan)	58	77,845

		110,278
Metals and mining (8.2%)
BHP Billiton, Ltd. (Australia)	6,153	311,153

Fortescue Metals Group, Ltd. (Australia)	11,960	81,136

Rio Tinto, Ltd. (Australia)	2,654	240,271

Sterlite Industries (India), Ltd. (India)	18,075	74,536

Xstrata PLC (United Kingdom)	6,236	158,761

		865,857
Multiline retail (2.4%)
Hyundai Department Store Co., Ltd. (South Korea)	902	132,417

Myer Holdings, Ltd. (Australia)	14,855	51,563

PCD Stores, Ltd. (China)	256,000	68,705

		252,685
Office electronics (1.2%)
Canon, Inc. (Japan)	2,600	122,715

		122,715
Oil, gas, and consumable fuels (3.9%)
CNOOC, Ltd. (China)	65,000	161,832

Inpex Holdings, Inc. (Japan)	15	115,064

Santos, Ltd. (Australia)	4,739	78,971

Straits Asia Resources, Ltd. (Singapore)	24,000	58,142

		414,009
Paper and forest products (0.6%)
Nine Dragons Paper Holdings, Ltd. (China)	59,000	67,386

		67,386
Pharmaceuticals (0.5%)
Mitsubishi Tanabe Pharma (Japan)	2,900	48,042

		48,042
Real estate investment trusts (REITs) (1.7%)
CFS Retail Property Trust (Australia) R	46,089	90,684

Link REIT (The) (Hong Kong) R	29,500	92,875

		183,559
Real estate management and development (4.3%)
Cheung Kong Holdings, Ltd. (Hong Kong)	5,000	78,977

Daito Trust Construction Co., Ltd. (Japan)	1,300	104,530

Guangzhou R&F Properties Co., Ltd. (China)	48,400	66,177

Henderson Land Development Co., Ltd. (Hong Kong)	17,000	116,453

Mitsubishi Estate Co., Ltd. (Japan)	5,000	87,495

		453,632
Semiconductors and semiconductor equipment (4.3%)
Samsung Electronics Co., Ltd. (South Korea)	330	275,913

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	69,000	177,370

		453,283
Software (1.9%)
AsiaInfo-Linkage, Inc. (China) †	3,811	72,028

Nintendo Co., Ltd. (Japan)	500	119,216

Perfect World Co., Ltd. ADR (China) †	533	14,503

		205,747
Specialty retail (0.5%)
JB Hi-Fi, Ltd. (Australia) S	2,372	49,319

		49,319

COMMON STOCKS (94.2%)* cont.	Shares	Value

Tobacco (1.8%)
Japan Tobacco, Inc. (Japan)	49	$191,750

		191,750
Trading companies and distributors (1.6%)
Mitsui & Co., Ltd. (Japan)	9,300	165,585

		165,585
Wireless telecommunication services (1.5%)
Bharti Airtel, Ltd. (India)	7,033	60,611

NTT DoCoMo, Inc. (Japan)	54	100,527

		161,138

Total common stocks (cost $8,562,786)		$9,990,440

SHORT-TERM INVESTMENTS (4.4%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	45,528	$45,528

Putnam Money Market Liquidity Fund 0.08% [e]	418,571	418,571

Total short-term investments (cost $464,099)		$464,099

TOTAL INVESTMENTS

Total investments (cost $9,026,885)		$10,454,539

Key to holding’s abbreviations

ADR	American Depository Receipts
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $10,600,408.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

Japan	30.4%	Thailand	2.7%

China	17.0	Indonesia	2.3

Australia	15.4	India	1.9

South Korea	9.2	United Kingdom	1.5

Taiwan	8.0	Malaysia	0.7

Singapore	4.1	Malta	<0.1

United States	4.0	Total	100.0%

Hong Kong	2.8

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/11

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	appreciation

UBS, AG
units	442	6/14/11	(3 month USD-	MSCI Daily Total	$12,150
			LIBOR-BBA minus	Return Net
			1.25%)	Emerging Markets
India USD Index

Total					$12,150

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$49,325	$1,000,480	$—

Consumer staples	7,114	446,163	—

Energy	—	414,009	—

Financials	—	3,153,755	197

Health care	—	48,042	—

Industrials	—	1,432,415	—

Information technology	86,531	1,230,148	—

Materials	—	1,653,908	—

Telecommunication services	—	344,549	—

Utilities	—	123,804	—

Total common stocks	142,970	9,847,273	197

Short-term investments	418,571	45,528	—

Totals by level	$561,541	$9,892,801	$197

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Total return swap contracts	$—	$12,150	$—

Totals by level	$—	$12,150	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/11

ASSETS

Investment in securities, at value, including $43,351 of
securities on loan (Note 1):
Unaffiliated issuers (identified cost $8,562,786)	$9,990,440
Affiliated issuers (identified cost $464,099) (Notes 1 and 7)	464,099

Cash	126,719

Dividends, interest and other receivables	100,113

Receivable for shares of the fund sold	23,705

Receivable for investments sold	7,746

Unrealized appreciation on swap contracts (Note 1)	12,150

Receivable from Manager (Note 2)	50,411

Total assets	10,775,383

LIABILITIES

Payable to custodian	3,486

Payable for investments purchased	18,586

Payable for shares of the fund repurchased	1,099

Payable for investor servicing fees (Note 2)	1,641

Payable for custodian fees (Note 2)	10,628

Payable for Trustee compensation and expenses (Note 2)	177

Payable for administrative services (Note 2)	35

Payable for distribution fees (Note 2)	2,250

Payable for auditing fees	37,800

Payable for legal fees	34,447

Payable for shareholder expense	10,864

Collateral on securities loaned, at value (Note 1)	45,528

Other accrued expenses	8,434

Total liabilities	174,975

Net assets	$10,600,408

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,778,577

Distributions in excess of net investment income (Note 1)	(12,150)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	397,481

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,436,500

Total — Representing net assets applicable to capital shares outstanding	$10,600,408

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,247,331 divided by 711,393 shares)	$13.00

Offering price per class A share (100/94.25 of $13.00)*	$13.79

Net asset value and offering price per class B share ($222,999 divided by 17,267 shares)**	$12.91

Net asset value and offering price per class C share ($276,865 divided by 21,490 shares)**	$12.88

Net asset value and redemption price per class M share ($48,376 divided by 3,734 shares)	$12.96

Offering price per class M share (100/96.50 of $12.96)*	$13.43

Net asset value, offering price and redemption price per class R share
($64,459 divided by 4,971 shares)	$12.97

Net asset value, offering price and redemption price per class Y share
($740,378 divided by 56,869 shares)	$13.02

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 4/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $15,202)	$197,343

Interest (including interest income of $631 from
investments in affiliated issuers) (Note 7)	634

Securities lending (Note 1)	78

Total investment income	198,055

EXPENSES

Compensation of Manager (Note 2)	77,856

Investor servicing fees (Note 2)	28,280

Custodian fees (Note 2)	20,319

Trustee compensation and expenses (Note 2)	577

Administrative services (Note 2)	292

Distribution fees — Class A (Note 2)	18,737

Distribution fees — Class B (Note 2)	1,909

Distribution fees — Class C (Note 2)	1,409

Distribution fees — Class M (Note 2)	203

Distribution fees — Class R (Note 2)	176

Amortization of offering costs (Note 1)	10,078

Auditing	41,234

Legal	79,035

Other	16,653

Fees waived and reimbursed by Manager (Note 2)	(151,381)

Total expenses	145,377

Expense reduction (Note 2)	(896)

Net expenses	144,481

Net investment income	53,574

Net realized gain on investments (net of foreign tax of $6,653) (Notes 1 and 3)	521,560

Net realized gain on swap contracts (Note 1)	15,118

Net realized gain on foreign currency transactions (Note 1)	2,004

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	946

Net unrealized appreciation of investments and swap
contracts during the year (net of foreign tax of $4,448)	766,557

Net gain on investments	1,306,185

Net increase in net assets resulting from operations	$1,359,759

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 6/12/09
		(commencement
	Year ended	of operations)
	4/30/11	to 4/30/10

Operations:
Net investment income	$53,574	$12,913

Net realized gain on investments and foreign currency transactions	538,682	530,628

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	767,503	668,997

Net increase in net assets resulting from operations	1,359,759	1,212,538

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(72,968)	(62,345)

Class B	(757)	(914)

Class C	(921)	(446)

Class M	(101)	(143)

Class R	(386)	(82)

Class Y	(5,859)	(3,233)

Net realized short-term gain on investments

Class A	(290,637)	(203,663)

Class B	(7,738)	(4,179)

Class C	(6,182)	(1,867)

Class M	(832)	(576)

Class R	(1,592)	(343)

Class Y	(18,860)	(9,397)

From net realized long-term gain on investments
Class A	(46,378)	—

Class B	(1,235)	—

Class C	(986)	—

Class M	(133)	—

Class R	(254)	—

Class Y	(3,009)	—

Redemption fees (Note 1)	5,602	927

Increase from capital share transactions (Note 4)	2,132,251	1,635,347

Total increase in net assets	3,038,784	2,561,624

NET ASSETS

Beginning of year	7,561,624	5,000,000

End of year (including distributions in excess of net investment
income of $12,150 and $6,181, respectively)	$10,600,408	$7,561,624

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)

Class A
April 30, 2011	$11.69	.08	1.89	1.97	(.12)	(.55)	(.67)	.01	$13.00	17.20	$9,247	1.72	.65	87
April 30, 2010†	10.00	.02	2.12	2.14	(.11)	(.34)	(.45)	— [e]	11.69	21.62 *	6,899	1.60*	.20*	106*

Class B
April 30, 2011	$11.64	(.01)	1.87	1.86	(.05)	(.55)	(.60)	.01	$12.91	16.26	$223	2.47	(.09)	87
April 30, 2010†	10.00	(.05)	2.11	2.06	(.08)	(.34)	(.42)	— [e]	11.64	20.79 *	165	2.27*	(.48)*	106*

Class C
April 30, 2011	$11.63	(.01)	1.87	1.86	(.07)	(.55)	(.62)	.01	$12.88	16.32	$277	2.47	(.06)	87
April 30, 2010†	10.00	(.06)	2.11	2.05	(.08)	(.34)	(.42)	— [e]	11.63	20.77 *	77	2.27*	(.53)*	106*

Class M
April 30, 2011	$11.66	.02	1.88	1.90	(.06)	(.55)	(.61)	.01	$12.96	16.60	$48	2.22	.20	87
April 30, 2010†	10.00	(.03)	2.12	2.09	(.09)	(.34)	(.43)	— [e]	11.66	21.10 *	21	2.04*	(.28)*	106*

Class R
April 30, 2011	$11.69	.05	1.88	1.93	(.11)	(.55)	(.66)	.01	$12.97	16.90	$64	1.97	.43	87
April 30, 2010†	10.00	(.01)	2.12	2.11	(.08)	(.34)	(.42)	— [e]	11.69	21.38 *	15	1.82*	(.11)*	106*

Class Y
April 30, 2011	$11.70	.12	1.89	2.01	(.15)	(.55)	(.70)	.01	$13.02	17.53	$740	1.47	.95	87
April 30, 2010†	10.00	.05	2.11	2.16	(.12)	(.34)	(.46)	— [e]	11.70	21.86 *	384	1.38*	.42*	106*

* Not annualized.

† For the period June 12, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2011	1.81%

April 30, 2010	2.36

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34	35

Notes to financial statements 4/30/11

Note 1: Significant accounting policies

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long term capital appreciation by investing mainly in equity securities of Asian or Pacific Basin companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through April 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to gain exposure to specific markets/countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $43,351 and the fund received cash collateral of $45,528.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting

Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign taxes paid on capital gains, unrealized gains and losses on passive foreign investment companies and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $21,449 to decrease distributions in excess of net investment income and $4,450 to increase paid-in-capital, with a decrease to accumulated net realized gains of $25,899.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,597,127
Unrealized depreciation	(193,308)

Net unrealized appreciation	1,403,819
Undistributed short-term gain	322,408
Undistributed long-term gain	98,908
Cost for federal income tax purposes	$9,050,720

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Offering costs The offering costs of $87,587 have been fully amortized on a straight-line basis over a twelve-month period as of June 12, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month.

The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All Country Asia Pacific Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.93% of the fund’s average net assets before a decrease of $160 (less than 0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $151,381 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $30 under the expense offset arrangements and by $866 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,708 and $22 from the sale of class A and class M shares, respectively, and received $1,732 and $1 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,400,919 and $6,904,332, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 6/12/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	214,336	$2,619,850	170,706	$1,897,093

Shares issued in connection with
reinvestment of distributions	32,836	403,884	23,965	265,771

	247,172	3,023,734	194,671	2,162,864

Shares repurchased	(125,906)	(1,480,141)	(99,544)	(1,078,444)

Net increase	121,266	$1,543,593	95,127	$1,084,420

			For the period 6/12/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	16,843	$203,809	15,957	$171,797

Shares issued in connection with
reinvestment of distributions	790	9,673	298	3,303

	17,633	213,482	16,255	175,100

Shares repurchased	(14,538)	(175,947)	(3,083)	(35,887)

Net increase	3,095	$37,535	13,172	$139,213

			For the period 6/12/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	16,082	$196,966	6,893	$77,176

Shares issued in connection with
reinvestment of distributions	419	5,125	109	1,202

	16,501	202,091	7,002	78,378

Shares repurchased	(1,662)	(20,475)	(1,351)	(15,677)

Net increase	14,839	$181,616	5,651	$62,701

			For the period 6/12/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	2,313	$28,235	779	$8,982

Shares issued in connection with
reinvestment of distributions	87	1,066	65	719

	2,400	29,301	844	9,701

Shares repurchased	(510)	(5,560)	—	—

Net increase	1,890	$23,741	844	$9,701

			For the period 6/12/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	3,547	$42,876	1,497	$17,640

Shares issued in connection with
reinvestment of distributions	182	2,232	38	425

	3,729	45,108	1,535	18,065

Shares repurchased	(67)	(826)	(1,226)	(13,981)

Net increase	3,662	$44,282	309	$4,084

			For the period 6/12/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	29,967	$371,142	38,581	$412,774

Shares issued in connection with
reinvestment of distributions	2,252	27,728	1,138	12,630

	32,219	398,870	39,719	425,404

Shares repurchased	(8,137)	(97,386)	(7,932)	(90,176)

Net increase	24,082	$301,484	31,787	$335,228

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares	Percentage of ownership	Value at April 30, 2011

Class A	456,733	64.2%	$5,937,529

Class M	1,090	29.2	14,126

Class R	1,094	22.0	14,189

Class Y	1,100	1.9	14,322

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Receivables	$12,150		$—

Total		$12,150		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$15,118	$15,118

Total	$15,118	$15,118

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Equity contracts	$1,088	$1,088

Total	$1,088	$1,088

Note 6: Initial capitalization and offering of shares

The fund was established as series of the trust on June 12, 2009. Prior to June 12, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $631 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $2,634,768 and $2,696,706, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $150,904 as a capital gain dividend with respect to the taxable year ended April 30, 2011, or, if subsequently determined to be different, the net capital gain of such year.

For the period, interest and dividends from foreign countries were $212,545 or $0.26 per share (for all classes of shares). Taxes paid to foreign countries were $19,650 or $0.02 per share (for all classes of shares).

For its tax year ended April 30, 2011, the fund hereby designates 28.71%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $186 of distributions paid as qualifying to be taxed as interest-related dividends, and $325,841 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Fund Administration,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Paul L. Joskow	Vice President and
London, England SW1A 1LD	Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Robert T. Burns
The Putnam Advisory	Robert L. Reynolds	Vice President and
Company, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Marketing Services	President
Putnam Retail Management		Judith Cohen
One Post Office Square	Jonathan S. Horwitz	Vice President, Clerk and
Boston, MA 02109	Executive Vice President,	Assistant Treasurer
Principal Executive
Custodian	Officer, Treasurer and	Michael Higgins
State Street Bank	Compliance Liaison	Vice President, Senior Associate
and Trust Company		Treasurer and Assistant Clerk
Steven D. Krichmar
Legal Counsel	Vice President and	Nancy E. Florek
Ropes & Gray LLP	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Independent Registered	Janet C. Smith	Proxy Manager
Public Accounting Firm	Vice President, Assistant
KPMG LLP	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN108
267779 6/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2011	$34,654	$--	$3,150	$-
April 30, 2010*	$34,650	$--	$3,150	$-

* Fund commenced operations on June 12, 2009.

For the fiscal years ended April 30, 2011 and April 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,150 and $ 3,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2011	$ -	$ -	$ -	$ -
April 30,
2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVSAX

Putnam Capital Spectrum Fund

Annual report
4 | 30 | 11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Capital Spectrum
Fund

Annual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Federal tax information	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities — equities, fixed income, or bank loans — that underperform relative to, or are more volatile than, other types of securities. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Capital Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Securities of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broader markets. Given the complexity of leveraged companies, successful investing requires specialized analytical skills and experience.

The best opportunities anywhere in the capital structure

Putnam Capital Spectrum Fund has the flexibility to select the most attractive securities in a company's capital structure.

HIGHER PRIORITY
LESS PRIORITY
CAPITAL STRUCTURE
INVESTMENT CHOICES
YIELD POTENTIAL
Bank loans
Have first claims on a company's cash flows; typically backed by collateral.
Low
High-yield bonds
Pay greater income than bank loans to compensate investors for risk.
High
Convertibles
Interest-paying securities that can be exchanged for common stock at a predetermined price.
Low
Common stock
Offers growth potential, but might not earn a dividend.
Low (if any)
Rights and warrants
Warrants permit the purchase of common stock shares at a specified price; rights are new shares issued to owners of existing shares.
No

2

Solid competitive performance

As of April 30, 2011, Putnam Capital Spectrum Fund outperformed 98% of its Lipper Flexible Portfolio Fund peers (ranking #2 of 144 funds) since its inception on May 18, 2009.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$17,583
$10,000
5/18/09
4/30/11
5/09
6/09
9/09
12/09
3/10
6/10
9/10
12/10
3/11
4/11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Returns do not reflect a 5.75% sales charge. Had they, returns would be lower. See pages 10–12 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

"Today's opportunities in leveraged companies are among the best I've seen in my nearly 25 years analyzing securities in this area of the market."

David Glancy
Portfolio Manager
Investing in leveraged companies since 1987

For the 1-year and life-of-fund periods ended 4/30/11, the fund ranked 3 out of 173 and 2 out of 144 Lipper Flexible Portfolio Funds, respectively. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper. Past performance is not indicative of future results.

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The Capital Spectrum Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

4

Interview with your fund’s portfolio manager

David L. Glancy

David, the fund rebounded sharply from flat performance in the first half of the fiscal year. What can you tell us about the turnaround?

Just as the period began in May 2010, volatility struck markets around the world, triggered by the sovereign debt crisis in Greece. That country’s bailout brought out broader worries about debt issues in other European Union countries. Investors imagined a scenario in which a number of economies could slip back into recession, and with stocks declining sharply anxiety rose through the summer months across global markets.

In fact, the sovereign debt situation got worse, with more countries receiving both bailouts and credit-rating downgrades. However, investors began to see that at least the situation was being managed. Investor anxiety began to melt away in September, bolstered by a steady drumbeat of positive earnings reports and improving economic news. Equity markets opened 2011 with a solid first quarter despite rising oil prices, geopolitical turmoil, and Japan’s natural and nuclear disasters. In fact, U.S. stocks posted their best quarter since 1999.

I am pleased to report that, despite market volatility, the fund’s class A shares finished the 12-month period with a 23.95% gain — ahead of the S&P 500 Index and the fund’s blended benchmark.

The fund’s cash position grew over the period. Can you comment on that?

I have used cash primarily as a defensive measure against market volatility, and it was particularly helpful over the past year. With fewer than 40 stocks, the portfolio is relatively concentrated, so cash can lessen the overall impact of declines in any one security. I believe the ability to hedge losses in this way is one of the key benefits of an actively

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

managed approach — index funds generally remain fully invested — and I am pleased that the fund outperformed its benchmark index despite having more than 25% of its assets in cash. That said, holding less cash would likely have boosted returns further so far in 2011.

Which stocks contributed most to performance?

The portfolio’s strong relative performance was dominated by EchoStar and DISH Network, two of our largest holdings. EchoStar designs and distributes television set-top boxes for satellite television providers. The firm also manages satellite operations. In mid February, the company announced that it would be acquiring Hughes Communications, a provider of broadband services to satellite networks. The market viewed this as a strong complement to EchoStar’s existing business line and seemed to become more optimistic on the firm’s prospects to offer a full suite of satellite services.

DISH Network, a provider of subscription satellite television services in the United States, was rumored to be an acquisition target of companies looking to enter the subscription television services business. This rumor, together with the market’s expectations for the company to expand its service offerings and the anticipated conclusion to a legal matter, helped drive performance.

Returns also benefited from Petrohawk Energy and Chesapeake Energy. Chesapeake develops natural gas reserves in the United States — natural gas is an increasingly attractive alternative to high-priced oil — and the management team had been effective at executing its plan to reduce long-term debt and add value for shareholders. Petrohawk specializes in the exploration and production of oil and natural gas properties. Shares of Petrohawk benefited as investors began to once again warm to the idea of exploration and production companies overall. Further, the market is placing high value on the company’s existing asset base and development expertise.

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through various derivative instruments; however, data exclude short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

Outside of the fund’s cash position, what held back returns during the year?

Among the fund’s biggest detractors were Southwest Airlines and United Continental. While the airlines as a group had recently done an exceptional job at improving their operating leverage and rationalizing capacity, rising oil prices dominated headlines. Airline profitability can be greatly affected by changes in fuel prices, and the stocks did not perform well in this environment. Southwest is no longer held in the portfolio. Other detractors include Swift Energy, Talbots, and Louisiana-Pacific. All three holdings were subsequently sold.

How has the environment for leveraged companies changed in recent months, and where do you see opportunity?

The financial crisis of 2008 and ensuing recession resulted in historic opportunities for investors, with equities trading at deep discounts to normal valuations. As credit markets opened up throughout 2009 and 2010, leveraged companies began to restructure unattractive debt and raise new debt to help finance growth. More recently, we’ve seen even the most financially healthy companies — many with large amounts of cash on their balance sheets — access the debt markets to take advantage of low interest rates.

Regarding valuations, even as equity markets have had strong performance over the past several quarters, we continue to find attractive opportunities in the equities of leveraged companies. The low-interest-rate environment is favorable to leveraged

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

7

companies, allowing them to improve their balance sheets by refinancing, restructuring debt, and borrowing additional capital at extremely attractive rates. Equities of leveraged, below-investment-grade companies compose a large opportunity set with over $1 trillion in market capitalization. Historically, these equities have benefited during periods when financial markets and the economy recover from recessions.

David, the fund’s dividend is changing from a quarterly payout to an annual payout. Can you explain?

When the fund was first launched in 2009, it was decided that it would pay dividends to shareholders on a quarterly basis. That decision was based on the fund’s ability to invest in income-generating securities such as bank loans, high-yield bonds, convertibles, and preferred stock. However, the objective of the fund is to seek total return, which may involve periods where the investment focus is not on income-generating securities. This is true of the fund’s strategy today. The fund has been more than 50% invested in equities since the first quarter of 2010, and more than 60% invested since the fall of 2010, and this shift has reduced the income coming into the fund. Given this allocation, we moved to an annual dividend payout.

Do you see any opportunities outside of equities?

Although the fund can invest across a company’s capital structure, I believe equities today have more appreciation potential than fixed-income securities. The fund held a 4% position in high-yield bonds, which I believe are the most attractive option in the fixed-income universe today. At the end of the period, by way of contrast, bank loans, which are priced relative to LIBOR, are currently offering relatively low yields, making them relatively less attractive, in my view.

Regarding economic fundamentals, I continue to believe that we are in an expanding economy. Although consumer spending remains questionable, corporate spending

Allocations are represented as a percentage of portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

8

and liquidity have improved. There are always external factors that have the potential to derail growth, but I believe the fund is invested in names where the valuations are compelling enough that the stocks could weather a more volatile economic environment.

Thank you, David.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	75.83%	65.67%	73.28%	69.28%	73.22%	73.22%	74.11%	68.07%	74.96%	76.65%
Annual average	33.59	29.57	32.59	31.01	32.56	32.56	32.91	30.53	33.25	33.90

1 year	23.95	16.80	23.06	18.06	23.04	22.04	23.37	19.05	23.68	24.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/11

	Capital Spectrum	Lipper Flexible Portfolio Funds
	Blended Index	category average*

Life of fund	58.57%	41.05%
Annual average	26.69	19.07

1 year	15.68	13.34

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 4/30/11, there were 173 and 144 funds, respectively, in this Lipper category.

10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $17,328 ($16,928 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $17,322, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,807 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,496 and $17,665, respectively.

Fund price and distribution information For the 12-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.412		$0.277	$0.282	$0.327		$0.372	$0.457

Capital gains — Long-term	0.118		0.118	0.118	0.118		0.118	0.118

Capital gains — Short-term	0.119		0.119	0.119	0.119		0.119	0.119

Total	$0.649		$0.514	$0.519	$0.564		$0.609	$0.694

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$20.41	$21.66	$20.36	$20.32	$20.36	$21.10	$20.40	$20.42

4/30/11	24.53	26.03	24.45	24.39	24.45	25.34	24.51	24.55

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	1.68%	1.58%	1.13%	1.12%	1.24%	1.20%	1.50%	1.86%

Current 30-day SEC yield [2]	N/A	–0.46	–1.21	–1.20	N/A	–0.94	–0.73	–0.25

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	70.96%	61.08%	68.61%	64.61%	68.61%	68.61%	69.34%	63.46%	70.17%	71.76%
Annual average	33.25	29.07	32.26	30.57	32.26	32.26	32.57	30.09	32.92	33.58

1 year	26.60	19.29	25.67	20.67	25.70	24.70	25.99	21.60	26.31	26.91

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/10*†	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

Total annual operating expenses for the fiscal year
ended 4/30/10†	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Annualized expense ratio for the six-month period
ended 4/30/11‡§	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/11.

† Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

§ Includes an increase of 0.08% in annualized performance fees for the six months ended 4/30/11.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.53	$11.65	$11.65	$10.28	$8.90	$6.15

Ending value (after expenses)	$1,231.80	$1,227.20	$1,226.50	$1,228.60	$1,230.10	$1,232.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.80	$10.54	$10.54	$9.30	$8.05	$5.56

Ending value (after expenses)	$1,018.05	$1,014.33	$1,014.33	$1,015.57	$1,016.81	$1,019.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Capital Spectrum Blended Index is an umanaged index administered by Putnam Management, 50% of which is the S&P 500 Index and 50% of which is the JPMorgan Developed High Yield Index.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Capital Spectrum Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Spectrum Fund (the “fund”) at April 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2011 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 13, 2011

17

The fund’s portfolio 4/30/11

COMMON STOCKS (66.5%)*	Shares	Value

Aerospace and defense (1.6%)
Kratos Defense & Security Solutions, Inc. †	189,000	$2,583,630

Northrop Grumman Corp.	69,800	4,439,978

		7,023,608
Airlines (6.3%)
United Continental Holdings, Inc. †	1,223,500	27,920,270

		27,920,270
Banking (1.5%)
JPMorgan Chase & Co.	120,600	5,502,978

Wells Fargo & Co.	34,500	1,004,295

		6,507,273
Biotechnology (0.4%)
Sequenom, Inc. †	248,709	1,753,398

		1,753,398
Cable television (12.7%)
DISH Network Corp. Class A †	2,251,654	56,381,416

		56,381,416
Chemicals (8.5%)
LyondellBasell Industries NV Class A (Netherlands) †	603,711	26,865,140

OM Group, Inc. †	93,300	3,381,192

W.R. Grace & Co. †	177,500	8,051,400

		38,297,732
Distribution (0.5%)
Rentrak Corp. †	92,500	2,121,950

		2,121,950
Electronics (1.7%)
L-3 Communications Holdings, Inc.	92,400	7,409,556

		7,409,556
Energy (oil field) (0.1%)
Stallion Oilfield Holdings, Ltd.	10,433	434,274

		434,274
Entertainment (0.2%)
MGM Resorts International (acquired 10/28/10, cost $1,026,629) †‡	36,206	817,651

		817,651
Forest products and packaging (0.1%)
Verso Paper Corp. †	99,518	468,730

		468,730
Gaming and lottery (0.7%)
Isle of Capri Casinos, Inc. †	290,244	2,768,928

MTR Gaming Group, Inc. †	95,337	252,643

		3,021,571
Health-care services (0.5%)
Lincare Holdings, Inc.	70,350	2,210,397

		2,210,397
Household furniture and appliances (3.7%)
Select Comfort Corp. †	1,047,942	16,630,840

		16,630,840
Machinery (0.9%)
Parker Hannifin Corp.	43,800	4,131,216

		4,131,216
Manufacturing (0.3%)
Ingersoll-Rand PLC	27,200	1,373,600

		1,373,600
Medical technology (0.6%)
STAAR Surgical Co. †	510,277	2,832,037

		2,832,037

18

COMMON STOCKS (66.5%)* cont.		Shares	Value

Oil and gas (7.6%)
Chesapeake Energy Corp.		213,800	$7,198,646

Petrohawk Energy Corp. †		300,000	8,103,000

Pioneer Natural Resources Co. S		26,800	2,739,764

Plains Exploration & Production Co. †		237,900	9,049,716

Rosetta Resources, Inc. †		143,522	6,591,965

			33,683,091
Pharmaceuticals (2.1%)
Biospecifics Technologies Corp. †		127,031	3,080,502

Elan Corp. PLC ADR (Ireland) †		799,400	6,475,140

			9,555,642
Restaurants (1.7%)
AFC Enterprises †		366,922	5,525,845

Domino’s Pizza, Inc. †		89,900	1,669,443

Famous Dave’s of America, Inc. †		59,800	589,030

			7,784,318
Retail (1.9%)
K-Swiss, Inc. Class A †		339,300	4,176,783

Timberland Co. (The) Class A †		92,900	4,198,151

			8,374,934
Telecommunications (12.9%)
EchoStar Corp. Class A †		1,547,215	57,370,732

			57,370,732

Total common stocks (cost $236,906,019)			$296,104,236

CORPORATE BONDS AND NOTES (4.1%)*	Principal amount		Value

Automotive (0.1%)
TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	200,000	$311,712

			311,712
Banking (0.1%)
Provident Funding Associates 144A sr. notes 10 1/4s, 2017		$500,000	557,500

			557,500
Biotechnology (—%)
Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		35,000	38,500

			38,500
Broadcasting (0.2%)
Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019 ∆		480,000	480,000

Gray Television, Inc. company guaranty sr. notes
10 1/2s, 2015		300,000	323,250

			803,250
Cable television (0.1%)
Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		25,000	27,125

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		225,000	257,906

			285,031
Chemicals (0.2%)
Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		250,000	274,375

Ineos Group Holdings PLC 144A company guaranty unsec.
sub. notes 8 1/2s, 2016 (United Kingdom)		500,000	517,500

			791,875

19

CORPORATE BONDS AND NOTES (4.1%)* cont.	Principal amount		Value

Commercial and consumer services (0.2%)
Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		$1,015,000	$918,575

			918,575
Computers (0.1%)
Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		319,500	335,475

			335,475
Consumer services (0.1%)
RSC Equipment Rental, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		350,000	369,250

			369,250
Containers (—%)
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)		130,000	137,800

			137,800
Electronics (0.4%)
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡		56,039	58,421

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018		700,000	777,000

Freescale Semiconductor, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2020		1,000,000	1,150,000

			1,985,421
Financial (0.1%)
Ally Financial, Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		500,000	545,000

			545,000
Forest products and packaging (0.3%)
NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		270,000	268,650

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	70,000	117,967

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		$800,000	852,000

			1,238,617
Gaming and lottery (0.7%)
Caesars Entertainment Operating Co., Inc. company
guaranty notes 10s, 2018		1,070,000	1,004,463

FireKeepers Development Authority 144A sr. sec.
notes 13 7/8s, 2015		450,000	529,875

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014		1,145,000	1,213,700

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2020		190,000	204,250

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		105,000	107,100

			3,059,388
Homebuilding (0.1%)
Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		265,000	267,650

			267,650
Lodging/Tourism (—%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		100,000	114,750

			114,750

20

CORPORATE BONDS AND NOTES (4.1%)* cont.	Principal amount	Value

Manufacturing (0.1%)
General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.68s, 2015	$20,000	$19,350

RBS Global, Inc./Rexnord Corp. company guaranty unsec.
sr. notes 8 1/2s, 2018	500,000	542,500

		561,850
Media (0.1%)
Affinion Group Holdings, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015	335,000	341,700

		341,700
Oil and gas (0.6%)
Compton Petroleum Finance Corp. company guaranty sr. unsec.
notes 10s, 2017 (Canada)	201,450	150,080

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	255,000	272,850

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	765,000	812,813

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	250,000	255,313

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	785,000	871,350

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	200,000	222,500

		2,584,906
Power producers (0.1%)
Calpine Corp. 144A sr. notes 7 1/4s, 2017	174,000	182,700

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	300,000	234,000

		416,700
Technology services (0.2%)
First Data Corp. 144A sr. bonds 12 5/8s, 2021	960,000	1,052,400

		1,052,400
Telecommunications (0.3%)
CPI International Acquisition, Inc. 144A sr. notes 8s, 2018	200,000	199,000

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	1,000,000	1,095,000

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	335,000	351,750

		1,645,750

Total corporate bonds and notes (cost $16,960,766)		$18,363,100

SENIOR LOANS (1.0%)* [c]	Principal amount	Value

AGFS Funding Co. bank term loan FRN 7 1/4s, 2015	$400,000	$400,278

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.255s, 2016	680,000	636,650

EchoStar Corp. bank term loan FRN 8 1/2s, 2019 ∆	2,000,000	2,000,000

Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	247,348	255,696

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	247,500	255,853

Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	115,000	122,763

Revlon Consumer Products bank term loan FRN 6s, 2015	495,000	497,088

Telecordia Technologies, Inc. bank term loan FRN 6 3/4s, 2016	361,661	361,518

Total senior loans (cost $4,431,091)		$4,529,846

21

PREFERRED STOCKS (1.0%)*	Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.	1,000	$930,188

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. † R	125,733	3,510,465

Total preferred stocks (cost $3,029,472)		$4,440,653

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	97,508	$2,626,622

Total convertible preferred stocks (cost $1,360,496)		$2,626,622

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

CompuCredit Holdings Corp. cv. sr. unsec.
unsub. notes 3 5/8s, 2025	$655,000	$599,325

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	200,000	193,750

Total convertible bonds and notes (cost $483,995)		$793,075

SHORT-TERM INVESTMENTS (29.1%)*	Principal amount/shares	Value

Interest in $807,726,000 joint tri-party repurchase
agreement dated April 29, 2011 with Deutsche Bank
Securities, Inc. due May 2, 2011 — maturity value
of $20,504,085 for an effective yield of 0.05%
(collateralized by various mortgaged backed securities
with coupon rates ranging from 3.50% to 6.50% and due
dates ranging from April 1, 2026 to February 1, 2041,
valued at $823,880,520)	$20,504,000	$20,504,000

Putnam Cash Collateral Pool, LLC 0.16% [d]	1,891,625	1,891,625

Putnam Money Market Liquidity Fund 0.08% [e]	103,482,161	103,482,161

U.S. Treasury Bills with an effective yield of 0.26%,
October 20, 2011 ##	$1,800,000	1,797,960

U.S. Treasury Bills with an effective yield of 0.24%,
June 2, 2011 # ##	1,850,000	1,849,918

Total short-term investments (cost $129,525,156)		$129,525,664

TOTAL INVESTMENTS

Total investments (cost $392,696,995)		$456,383,196

Key to holding’s currency abbreviations
EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $445,472,919.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $817,651, or 0.2% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

22

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ Forward commitments, in part or in entirety (Note 1).

## These securities, in part or in entirety, were segregated for securities sold short at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 8).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $3,949,105 to cover certain derivatives contracts and securities sold short.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/11
	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Short)	10	$1,211,406	Jun-11	$(30,823)

Total				$(30,823)

Securities sold short at 4/30/11

COMMON STOCKS (0.6%)*	Shares	Value

Lodging/Tourism (0.5%)
MGM Resorts International †	195,300	$2,472,498

		2,472,498
Restaurants (0.1%)
Texas Roadhouse, Inc. Class A	16,300	265,201

		265,201

Total securities sold short (proceeds $3,110,013)		$2,737,699

23

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$38,766,462	$—	$—

Capital goods	12,528,424	—	—

Communication services	113,752,148	—	—

Consumer cyclicals	28,027,345	817,651	—

Consumer staples	9,906,268	—	—

Energy	33,683,091	434,274	—

Financials	6,507,273	—	—

Health care	16,351,474	—	—

Technology	7,409,556	—	—

Transportation	27,920,270	—	—

Total common stocks	294,852,311	1,251,925	—

Convertible bonds and notes	—	793,075	—

Convertible preferred stocks	—	2,626,622	—

Corporate bonds and notes	—	18,363,100	—

Preferred stocks	3,510,465	930,188	—

Senior loans	—	4,529,846	—

Short-term investments	103,482,161	26,043,503	—

Totals by level	$401,844,937	$54,538,259	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(30,823)	$—	$—

Securities sold short	(2,737,699)	—	—

Totals by level	$(2,768,522)	$—	$—

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 4/30/11

ASSETS

Investment in securities, at value, including $1,852,220 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $287,323,209)	$351,009,410
Affiliated issuers (identified cost $105,373,786) (Notes 1 and 7)	105,373,786

Cash	2,869,518

Dividends, interest and other receivables	610,533

Receivable for shares of the fund sold	10,155,748

Receivable for short sales margin (Note 1)	3,906

Collateral on short sales (Note 1)	2,811,925

Total assets	472,834,826

LIABILITIES

Payable for variation margin (Note 1)	1,875

Payable for investments purchased	19,129,311

Payable for purchases of delayed delivery securities (Notes 1 and 8)	2,480,000

Payable for shares of the fund repurchased	510,364

Payable for compensation of Manager (Note 2)	270,595

Payable for investor servicing fees (Note 2)	58,862

Payable for custodian fees (Note 2)	7,909

Payable for Trustee compensation and expenses (Note 2)	2,873

Payable for administrative services (Note 2)	920

Payable for distribution fees (Note 2)	72,668

Payable for short sales loan financing (Note 1)	69,120

Interest payable for short sales (Note 1)	8,723

Securities sold short, at value (proceeds receivable $3,110,013) (Note 1)	2,737,699

Collateral on securities loaned, at value (Note 1)	1,891,625

Other accrued expenses	119,363

Total liabilities	27,361,907

Net assets	$445,472,919

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$375,665,946

Undistributed net investment income (Note 1)	297,000

Accumulated net realized gain on investments and foreign
currency transactions (Note 1)	5,482,030

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	64,027,943

Total — Representing net assets applicable to capital shares outstanding	$445,472,919

(Continued on next page)

25

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($162,117,317 divided by 6,610,168 shares)	$24.53

Offering price per class A share (100/94.25 of $24.53)*	$26.03

Net asset value and offering price per class B share ($3,317,326 divided by 135,694 shares)**	$24.45

Net asset value and offering price per class C share ($54,645,447 divided by 2,240,224 shares)**	$24.39

Net asset value and redemption price per class M share ($1,307,463 divided by 53,485 shares)	$24.45

Offering price per class M share (100/96.50 of $24.45)*	$25.34

Net asset value, offering price and redemption price per class R share
($143,965 divided by 5,874 shares)	$24.51

Net asset value, offering price and redemption price per class Y share
($223,941,401 divided by 9,122,067 shares)	$24.55

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26

Statement of operations Year ended 4/30/11

INVESTMENT INCOME

Interest (including interest income of $41,046 from investments
in affiliated issuers) (Note 7)	$2,418,652

Dividends (net of foreign tax of $4,248)	518,669

Securities lending (including interest income of $13,716 from investments
in affiliated issuers) (Note 1)	17,494

Total investment income	2,954,815

EXPENSES

Compensation of Manager (Note 2)	1,617,535

Investor servicing fees (Note 2)	448,018

Custodian fees (Note 2)	11,508

Trustee compensation and expenses (Note 2)	13,694

Administrative services (Note 2)	6,987

Dividend expense for short sales (Note 1)	30,804

Interest expense for short sales (Note 1)	16,399

Distribution fees — Class A (Note 2)	178,796

Distribution fees — Class B (Note 2)	16,130

Distribution fees — Class C (Note 2)	252,487

Distribution fees — Class M (Note 2)	6,627

Distribution fees — Class R (Note 2)	345

Amortization of offering costs (Note 1)	5,413

Other	171,361

Total expenses	2,776,104

Expense reduction (Note 2)	(19,701)

Net expenses	2,756,403

Net investment income	198,412

Net realized gain on investments (Notes 1 and 3)	10,041,099

Net realized loss on short sales (Notes 1 and 3)	(24,853)

Net realized gain on futures contracts (Note 1)	54,815

Net realized loss on foreign currency transactions (Note 1)	(2,296)

Net realized gain on written options (Notes 1 and 3)	172,194

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	341

Net unrealized appreciation of investments, futures
contracts and short sales during the year	48,625,850

Net gain on investments	58,867,150

Net increase in net assets resulting from operations	$59,065,562

The accompanying notes are an integral part of these financial statements.

27

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 5/18/09
		(commencement
	Year ended	of operations)
	4/30/11	to 4/30/10

Operations:
Net investment income	$198,412	$1,362,262

Net realized gain on investments and foreign currency transactions	10,240,959	3,153,452

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	48,626,191	15,401,752

Net increase in net assets resulting from operations	59,065,562	19,917,466

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,419,267)	(368,303)

Class B	(21,840)	(6,279)

Class C	(335,793)	(51,490)

Class M	(14,335)	(1,515)

Class R	(1,222)	(159)

Class Y	(2,384,628)	(648,540)

Net realized short-term gain on investments

Class A	(407,291)	(625,965)

Class B	(9,080)	(17,303)

Class C	(147,847)	(107,269)

Class M	(5,521)	(2,248)

Class R	(298)	(331)

Class Y	(617,007)	(811,191)

From net realized long-term gain on investments
Class A	(403,869)	—

Class B	(9,003)	—

Class C	(146,605)	—

Class M	(5,474)	—

Class R	(296)	—

Class Y	(611,823)	—

Redemption fees (Note 1)	18,754	819

Increase from capital share transactions (Note 4)	265,327,993	102,324,117

Total increase in net assets	317,871,110	119,601,809

NET ASSETS

Beginning of year (Note 6)	127,601,809	8,000,000

End of year (including undistributed net investment income
of $297,000 and $331,702, respectively)	$445,472,919	$127,601,809

The accompanying notes are an integral part of these financial statements.

28

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29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets,	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	dividend and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	(%) [d]	net assets (%)	turnover (%)

Class A
April 30, 2011	$20.41	.01	4.76	4.77	(.41)	(.24)	(.65)	—	$24.53	23.95	$162,117	1.37	1.35	.07	117
April 30, 2010†	15.00	.49	5.69	6.18	(.28)	(.49)	(.77)	—	20.41	41.85 *	38,147	1.42*[f]	1.40*[f]	2.70*[f]	84*

Class B
April 30, 2011	$20.36	(.14)	4.75	4.61	(.28)	(.24)	(.52)	—	$24.45	23.06	$3,317	2.12	2.10	(.67)	117
April 30, 2010†	15.00	.39	5.64	6.03	(.18)	(.49)	(.67)	—	20.36	40.81 *	931	2.13*[f]	2.11*[f]	2.16*[f]	84*

Class C
April 30, 2011	$20.32	(.15)	4.74	4.59	(.28)	(.24)	(.52)	—	$24.39	23.04	$54,645	2.12	2.10	(.70)	117
April 30, 2010†	15.00	.32	5.71	6.03	(.22)	(.49)	(.71)	—	20.32	40.79 *	11,497	2.13*[f]	2.11*[f]	1.72*[f]	84*

Class M
April 30, 2011	$20.36	(.08)	4.74	4.66	(.33)	(.24)	(.57)	—	$24.45	23.37	$1,307	1.87	1.85	(.36)	117
April 30, 2010†	15.00	.35	5.73	6.08	(.23)	(.49)	(.72)	—	20.36	41.13 *	300	1.89*[f]	1.87*[f]	1.88*[f]	84*

Class R
April 30, 2011	$20.40	(.05)	4.77	4.72	(.37)	(.24)	(.61)	—	$24.51	23.68	$144	1.62	1.60	(.25)	117
April 30, 2010†	15.00	.45	5.67	6.12	(.23)	(.49)	(.72)	—	20.40	41.46 *	14	1.65*[f]	1.63*[f]	2.57*[f]	84*

Class Y
April 30, 2011	$20.42	.07	4.76	4.83	(.46)	(.24)	(.70)	—	$24.55	24.26	$223,941	1.12	1.10	.32	117
April 30, 2010†	15.00	.49	5.73	6.22	(.31)	(.49)	(.80)	—	20.42	42.16 *	76,712	1.18*[f]	1.16*[f]	2.61*[f]	84*

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts as a percentage of average net assets (Note 1):

Percentage of
average net assets

April 30, 2011	0.02%

April 30, 2010	0.02

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount:

Percentage of
average net assets

April 30, 2010	0.29%

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 4/30/11

Note 1: Significant accounting policies

Putnam Capital Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return by investing in a portfolio mainly consisting of equity and fixed-income securities, including bank loans, of leveraged small and midsized U.S.-based companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through April 30, 2011.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities

32

markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually

33

received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 6 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchased options contracts was minimal. See Note 3 for the volume of written options contracts activity for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

34

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

I) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the funds portfolio.

J) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,852,220 and the fund received cash collateral of $1,891,625.

K) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

L) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior period remains subject to examination by the Internal Revenue Service.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid

35

at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of market discount, amortization and accretion, and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $3,943,971 to decrease distributions in excess of net investment income and $6,659 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $3,937,312.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$65,630,058
Unrealized depreciation	(1,943,857)

Net unrealized appreciation	63,686,201
Undistributed long-term gain	4,859,630
Undistributed short-term gain	591,576
Cost for federal income tax purposes	$392,696,995

O) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

P) Offering costs The offering costs of $116,223 have been fully amortized on a straight-line basis over a twelvemonth period as of May 18, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion,
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of a 50/50 blend (balanced daily) of the S&P 500 Index and JPMorgan Developed High Yield Index over the performance period. The maximum annualized performance adjustment rate is +/–0.32%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate of 0.73% of the fund’s average net assets before an increase of $103,011 (0.05% of the fund’s average net assets) based on performance.

36

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,062 under the expense offset arrangements and by $16,639 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $208, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate

37

of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $102,676 and $4,441 from the sale of class A and class M shares, respectively, and received $1,259 and $4,456 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $9,521 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $360,018,161 and $191,610,927, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $38,849,306 and $40,634,498, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	—	$—

Options opened	3,311,428	1,589,485
Options exercised	—	—
Options expired	—	—
Options closed	(3,311,428)	(1,589,485)

Written options outstanding
at end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	5,545,391	$121,921,067	2,028,203	$37,171,573

Shares issued in connection with
reinvestment of distributions	89,812	1,908,300	52,123	957,295

	5,635,203	123,829,367	2,080,326	38,128,868

Shares repurchased	(894,290)	(18,268,824)	(741,071)	(14,582,923)

Net increase	4,740,913	$105,560,543	1,339,255	$23,545,945

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	104,578	$2,281,490	54,426	$917,344

Shares issued in connection with
reinvestment of distributions	1,720	36,355	1,151	21,055

	106,298	2,317,845	55,577	938,399

Shares repurchased	(16,326)	(342,056)	(10,522)	(190,345)

Net increase	89,972	$1,975,789	45,055	$748,054

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			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,786,347	$38,659,167	581,107	$10,803,577

Shares issued in connection with
reinvestment of distributions	22,080	468,195	7,981	146,513

	1,808,427	39,127,362	589,088	10,950,090

Shares repurchased	(133,890)	(2,829,609)	(24,068)	(456,482)

Net increase	1,674,537	$36,297,753	565,020	$10,493,608

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	60,162	$1,247,777	13,879	$260,184

Shares issued in connection with
reinvestment of distributions	1,204	25,221	203	3,763

	61,366	1,272,998	14,082	263,947

Shares repurchased	(22,630)	(491,319)	—	—

Net increase	38,736	$781,679	14,082	$263,947

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	5,114	$108,934	14	$276

Shares issued in connection with
reinvestment of distributions	85	1,816	27	490

	5,199	110,750	41	766

Shares repurchased	(33)	(757)	—	—

Net increase	5,166	$109,993	41	$766

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,653,922	$186,731,033	4,106,847	$73,818,882

Shares issued in connection with
reinvestment of distributions	149,275	3,174,195	77,454	1,431,361

	8,803,197	189,905,228	4,184,301	75,250,243

Shares repurchased	(3,437,744)	(69,302,992)	(428,354)	(7,978,446)

Net increase	5,365,453	$120,602,236	3,755,947	$67,271,797

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	25,211	0.38%	$618,426

Class M	712	1.33	17,408

Class R	714	12.16	17,500

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Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Payables, Net assets—
Interest rate			Unrealized appreciation/
contracts	Receivables	$—	(depreciation)	$30,823*

Total		$—		$30,823

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total

Equity contracts	$(357,634)	$—	$(357,634)

Interest rate contracts	—	54,815	$54,815

Total	$(357,634)	$54,815	$(302,819)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total

Interest rate contracts	$(30,823)	$(30,823)

Total	$(30,823)	$(30,823)

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$7,950,000	530,000

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $41,046 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $221,701,643 and $130,380,033, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

40

Note 8: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,036,700 as a capital gain dividend with respect to the taxable year ended April 30, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 7.43% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2011, the fund hereby designates 8.17%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $216,491 of distributions paid as qualifying to be taxed as interest-related dividends, and $5,067,893 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

41

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

42

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Fund Administration,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Paul L. Joskow	Vice President and
London, England SW1A 1LD	Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Robert T. Burns
The Putnam Advisory	Robert L. Reynolds	Vice President and
Company, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Marketing Services	President
Putnam Retail Management		Judith Cohen
One Post Office Square	Jonathan S. Horwitz	Vice President, Clerk and
Boston, MA 02109	Executive Vice President,	Assistant Treasurer
Principal Executive
Custodian	Officer, Treasurer and	Michael Higgins
State Street Bank	Compliance Liaison	Vice President, Senior Associate
and Trust Company		Treasurer and Assistant Clerk
Steven D. Krichmar
Legal Counsel	Vice President and	Nancy E. Florek
Ropes & Gray LLP	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Independent Registered	Janet C. Smith	Proxy Manager
Public Accounting Firm	Vice President, Assistant
PricewaterhouseCoopers, LLP	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN105
267774 6/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2011	$53,965	$--	$5,383	$-
April 30, 2010*	$52,945	$--	$5,554	$-

*For the period May 18, 2009 (commencement of operations) to April 30, 2010.

For the fiscal years ended April 30, 2011and April 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $248,604 and $ 387,268 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2011	$ -	$ 206,000	$ -	$ -
April 30, 2010	$ -	$ 262,883	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: May 1, 2010 — April 30, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Annual report
4 | 30 | 11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Annual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Financial statements	15

Federal tax information	35

About the Trustees	36

Officers	38

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Funds that invest in securities of leveraged companies involve the risk that the securities of leveraged companies will be more sensitive to issuer, political, market, and economic developments than the market as a whole and the securities of other types of companies. Investments in securities of leveraged companies are likely to be more volatile than investments in companies that are not leveraged. The fund may focus its investments in types of securities that underperform relative to, or are more volatile than, other types of securities. A fund that engages in short sales of securities may incur losses if the securities appreciate in value and may experience higher volatility due to leverage resulting from investing the proceeds of securities sold short.

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Stocks of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than the broad stock market. Investing in leveraged companies requires specialized analytical skills and experience.

"Today's opportunities in leveraged companies are among the best I've seen in my nearly 25 years analyzing securities in this area of the market."

David Glancy
Portfolio Manager

David Glancy's career has focused on investing in leveraged companies since 1987.

Leveraged companies can have different business characteristics

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Since its inception on May 18, 2009, through April 30, 2011, Putnam Equity Spectrum Fund outperformed 94% (#19 out of 349) of its Lipper Mid-Cap Core Fund peers.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$18,986
$10,000
5/18/09
4/30/11
6/09
9/09
12/09
3/10
6/10
9/10
12/10
3/11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Returns do not reflect a 5.75% sales charge. Had they, returns would be lower. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge. Returns for other classes of shares may vary. See pages 9 and 10 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

For the 1-year and life-of-fund periods ended 4/30/11, the fund ranked 198 out of 366 and 19 out of 349 Lipper Mid-Cap Core Funds, respectively. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper. Past performance is not indicative of future results.

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4

Interview with your fund’s portfolio manager

David L. Glancy

David, the fund rebounded sharply from a slight loss in the first half of the fiscal year. What can you tell us about the turnaround?

Just as the period began in May 2010, volatility struck markets around the world, triggered by the sovereign debt crisis in Greece. That country’s bailout brought out broader worries about debt issues in other European Union countries. Investors imagined a scenario in which a number of economies could slip back into recession, and with stocks declining sharply anxiety rose through the summer months across global markets.

In fact, the sovereign debt situation worsened, with more countries receiving both bailouts and credit-rating downgrades. However, investors began to see that at least the situation was being managed. Investor anxiety began to melt away in September, bolstered by a steady drumbeat of positive earnings reports and improving economic news. Equity markets opened 2011 with a solid first quarter despite rising oil prices, geopolitical turmoil, and Japan’s natural and nuclear disasters. In fact, U.S. stocks posted their best quarter since 1999.

I am pleased to report that, despite market volatility, the fund’s class A shares finished the 12-month period with a 21.43% gain — ahead of the S&P 500 Index.

The fund’s cash position grew over the period. Can you comment on that?

I have used cash primarily as a defensive measure against market volatility, and it was particularly helpful over the past year. With fewer than 40 stocks, the portfolio is relatively concentrated, so cash can lessen the overall impact of declines in any one security. I believe the ability to hedge losses in this way is one of the key benefits of an actively

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/11. See pages 4 and 9–10 for additional fund performance information. Index descriptions can be found on page 13.

5

managed approach — index funds must remain fully invested — and I am pleased that the fund outperformed its benchmark index despite having roughly 20% of its assets in cash. That said, holding less cash would have boosted returns further so far in 2011.

Which stocks contributed most to performance?

The portfolio’s strong relative performance was dominated by EchoStar, one of our top holdings and a company that does not appear in the benchmark index. EchoStar designs and distributes television set-top boxes for satellite television providers. The firm also manages satellite operations. In mid February, the company announced that it would be acquiring Hughes Communications, a provider of broadband services to satellite networks. The market viewed this as a strong complement to EchoStar’s existing business line and seemed to become more optimistic on the firm’s prospects to offer a full suite of satellite services.

Returns also benefited from our holding Chesapeake Energy. Chesapeake develops natural gas reserves in the United States — natural gas is an increasingly attractive alternative to high-priced oil — and the management team had been effective at executing its plan to reduce long-term debt and add value for shareholders.

More recently, top-holding DISH Network provided strong results. The provider of subscription satellite television services in the United States was rumored to be an acquisition target of companies looking to enter the subscription television services business. This rumor, together with the market’s expectations for the company to expand its service offerings and the anticipated conclusion to a legal matter, helped drive performance.

Outside of the fund’s cash position, what held back returns during the year?

The fund’s biggest detractors were Southwest Airlines and United Continental. Although airlines had recently done an exceptional job of managing their operating costs and rationalizing their capacity, rising oil prices dominated headlines. Airline profitability can be greatly affected by

Allocations are represented as a percentage of portfolio market value. Data include exposure achieved through various derivative instruments, but exclude short-term investments held as collateral for loaned securities and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6

changes in fuel prices, and the stocks did not perform well in this environment. Southwest is no longer held in the portfolio. Other detractors include Swift Energy, Talbots, and Louisiana-Pacific. All three holdings were subsequently sold.

How has the environment for leveraged companies changed in recent months, and where do you see opportunity?

The financial crisis of 2008 and ensuing recession resulted in historic opportunities for investors, with equities trading at deep discounts to normal valuations. As credit markets opened up throughout 2009 and 2010, leveraged companies began to restructure unattractive debt and raise new debt to help finance growth. More recently, we’ve seen even the most financially healthy companies — many with large amounts of cash on their balance sheets — access the debt markets to take advantage of low interest rates.

Regarding valuations, even as equity markets have had strong performance over the past several quarters, we continue to find attractive opportunities in the equities of leveraged companies. The low-interest-rate environment is favorable to leveraged companies, allowing them to improve their balance sheets by refinancing, restructuring debt, and borrowing additional capital at extremely attractive rates. Equities of leveraged, below-investment-grade companies compose a large opportunity set with over $1 trillion in market capitalization. Historically, these equities have benefited strongly during periods when financial markets and the economy recover from recessions.

We continue to believe that we are in an expanding economy. Although consumer spending remains questionable, corporate spending and liquidity have improved. There are always external factors that have

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

7

the potential to derail growth, but I believe the fund is invested in names where the valuations are compelling enough that the stocks could weather a more volatile economic environment.

Thank you, David.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

Allocations are represented as a percentage of the fund’s portfolio market value. Excludes short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

8

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	89.86%	78.89%	87.11%	83.11%	87.12%	87.12%	87.99%	81.46%	88.97%	90.81%
Annual average	38.95	34.77	37.92	36.40	37.92	37.92	38.25	35.76	38.62	39.31

1 year	21.43	14.47	20.57	15.57	20.53	19.53	20.83	16.60	21.20	21.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 4/30/11

		Lipper Mid-Cap Core Funds
	S&P 500 Index	category average*

Life of fund	55.87%	74.22%
Annual average	25.58	32.83

1 year	17.22	21.63

   Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 4/30/11, there were 366 and 349 funds, respectively, in this Lipper category.

9

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $18,711 ($18,311 with contingent deferred sales charge). Class C shares would have been valued at $18,712, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,146 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,897 and $19,081, respectively.

Fund price and distribution information For the 12-month period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.043		$0.043	$0.043	$0.043		$0.043	$0.043

Capital gains — Short-term	0.115		0.115	0.115	0.115		0.115	0.115

Total	$0.158		$0.158	$0.158	$0.158		$0.158	$0.158

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/10	$22.69	$24.07	$22.57	$22.57	$22.63	$23.45	$22.66	$22.72

4/30/11	27.37	29.04	27.03	27.02	27.16	28.15	27.28	27.48

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	83.27%	72.68%	80.74%	76.74%	80.75%	80.75%	81.49%	75.18%	82.39%	84.07%
Annual average	38.30	33.96	37.27	35.64	37.28	37.28	37.58	35.00	37.94	38.62

1 year	24.40	17.27	23.47	18.47	23.48	22.48	23.75	19.44	24.09	24.71

10

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 4/30/10*†	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses for the fiscal year
ended 4/30/10†	1.81%	2.56%	2.56%	2.31%	2.06%	1.56%

Annualized expense ratio for the six-month period
ended 4/30/11‡§	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/11.

† Restated to reflect projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

§ Includes an increase of 0.14% in annualized performance fees for the six months ended 4/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$8.64	$12.76	$12.76	$11.39	$10.01	$7.26

Ending value (after expenses)	$1,232.80	$1,228.60	$1,228.10	$1,230.00	$1,231.50	$1,234.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.80	$11.53	$11.53	$10.29	$9.05	$6.56

Ending value (after expenses)	$1,017.06	$1,013.34	$1,013.34	$1,014.58	$1,015.82	$1,018.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

13

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Equity Spectrum Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Spectrum Fund (the fund), a series of Putnam Funds Trust (the trust), including the fund’s portfolio, as of April 30, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from May 18, 2009 (commencement of operations) to April 30, 2010. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Spectrum Fund as of April 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 17, 2011

16

The fund’s portfolio 4/30/11

COMMON STOCKS (79.8%)*	Shares	Value

Aerospace and defense (4.0%)
Kratos Defense & Security Solutions, Inc. †	145,900	$1,994,453

L-3 Communications Holdings, Inc.	73,300	5,877,927

Northrop Grumman Corp.	41,200	2,620,732

		10,493,112
Airlines (7.5%)
United Continental Holdings, Inc. †	862,700	19,686,814

		19,686,814
Biotechnology (1.3%)
Biospecifics Technologies Corp. †	143,852	3,488,411

		3,488,411
Chemicals (9.6%)
LyondellBasell Industries NV Class A (Netherlands) †	381,200	16,963,400

OM Group, Inc. †	64,700	2,344,728

W.R. Grace & Co. †	130,000	5,896,800

		25,204,928
Commercial banks (0.1%)
Wells Fargo & Co.	12,670	368,824

		368,824
Communications equipment (13.5%)
EchoStar Corp. Class A †	957,898	35,518,858

		35,518,858
Diversified financial services (1.5%)
JPMorgan Chase & Co.	86,800	3,960,684

		3,960,684
Health-care equipment and supplies (0.8%)
STAAR Surgical Co. †	362,731	2,013,157

		2,013,157
Health-care providers and services (1.1%)
Lincare Holdings, Inc.	94,000	2,953,480

		2,953,480
Hotels, restaurants, and leisure (4.3%)
AFC Enterprises †	309,405	4,659,639

Domino’s Pizza, Inc. †	110,900	2,059,413

Famous Dave’s of America, Inc. †	132,200	1,302,170

Isle of Capri Casinos, Inc. †	229,338	2,187,885

Lakes Entertainment, Inc. †	422,923	968,494

MTR Gaming Group, Inc. †	76,037	201,498

		11,379,099
Life sciences tools and services (1.2%)
Sequenom, Inc. †	448,309	3,160,578

		3,160,578
Machinery (1.4%)
Ingersoll-Rand PLC	21,100	1,065,550

Parker Hannifin Corp.	26,300	2,480,616

		3,546,166
Media (14.6%)
DISH Network Corp. Class A †	1,470,132	36,812,105

Rentrak Corp. †	71,500	1,640,210

		38,452,315
Oil, gas, and consumable fuels (10.0%)
Chesapeake Energy Corp.	160,100	5,390,567

Petrohawk Energy Corp. †	224,700	6,069,147

Pioneer Natural Resources Co. S	43,400	4,436,782

17

COMMON STOCKS (79.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Plains Exploration & Production Co. †	145,600	$5,538,624

Rosetta Resources, Inc. †	108,502	4,983,497

		26,418,617
Paper and forest products (0.1%)
Verso Paper Corp. †	78,678	370,573

		370,573
Pharmaceuticals (1.9%)
Elan Corp. PLC ADR (Ireland) †	623,200	5,047,920

		5,047,920
Specialty retail (4.4%)
Select Comfort Corp. †	724,840	11,503,211

		11,503,211
Textiles, apparel, and luxury goods (2.5%)
K-Swiss, Inc. Class A †	266,400	3,279,384

Timberland Co. (The) Class A †	72,500	3,276,275

		6,555,659

Total common stocks (cost $165,079,556)		$210,122,406

PREFERRED STOCKS (0.4%)*	Shares	Value

Strategic Hotels & Resorts Ser. A, $2.13 cum. pfd. † R	33,185	$926,525

Total preferred stocks (cost $797,767)		$926,525

SHORT-TERM INVESTMENTS (24.6%)*	Principal amount/shares	Value

U.S. Treasury Bills for effective yields from 0.23%
to 0.24%, June 2, 2011 ###	$7,427,000	$7,425,449

Putnam Cash Collateral Pool, LLC 0.16% [d]	3,987,750	3,987,750

Putnam Money Market Liquidity Fund 0.08% [e]	53,463,430	53,463,430

Total short-term investments (cost $64,876,629)		$64,876,629

TOTAL INVESTMENTS

Total investments (cost $230,753,952)		$275,925,560

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2010 through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $263,416,358.

† Non-income-producing security.

### This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,043,036 to cover securities sold short.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

18

Securities sold short at 4/30/11

COMMON STOCKS (0.8%)*	Shares	Value

Hotels, restaurants, and leisure (0.8%)
Texas Roadhouse, Inc. Class A	15,000	$244,050

MGM Resorts International †	142,100	1,798,986

Total securities sold short (proceeds $2,297,402)		$2,043,036

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$67,890,284	$—	$—

Energy	26,418,617	—	—

Financials	4,329,508	—	—

Health care	16,663,546	—	—

Industrials	33,726,092	—	—

Information technology	35,518,858	—	—

Materials	25,575,501	—	—

Total common stocks	210,122,406	—	—

Preferred stocks	926,525	—	—

Short-term investments	53,463,430	11,413,199	—

Totals by level	$264,512,361	$11,413,199	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Securities sold short	$(2,043,036)	$—	$—

Totals by level	$(2,043,036)	$—	$—

The accompanying notes are an integral part of these financial statements.

19

Statement of assets and liabilities 4/30/11

ASSETS

Investment in securities, at value, including $3,986,970 of
securities on loan (Note 1):
Unaffiliated issuers (identified cost $173,302,772)	$218,474,380
Affiliated issuers (identified cost $57,451,180) (Notes 1 and 7)	57,451,180

Cash	37,989

Dividends, interest and other receivables	26,899

Receivable for shares of the fund sold	3,885,791

Collateral on short sales (Note 1)	2,098,550

Total assets	281,974,789

LIABILITIES

Payable for investments purchased	11,538,759

Payable for shares of the fund repurchased	564,808

Payable for compensation of Manager (Note 2)	176,996

Payable for investor servicing fees (Note 2)	60,493

Payable for custodian fees (Note 2)	6,822

Payable for Trustee compensation and expenses (Note 2)	2,075

Payable for administrative services (Note 2)	717

Payable for distribution fees (Note 2)	38,392

Payable for short sales loan financing (Note 1)	51,472

Interest payable for short sales (Note 1)	6,769

Securities sold short, at value (proceeds receivable $2,297,402) (Note 1)	2,043,036

Collateral on securities loaned, at value (Note 1)	3,987,750

Other accrued expenses	80,342

Total liabilities	18,558,431

Net assets	$263,416,358

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$211,513,559

Accumulated net realized gain on investments and foreign
currency transactions (Note 1)	6,476,825

Net unrealized appreciation of investments	45,425,974

Total — Representing net assets applicable to capital shares outstanding	$263,416,358

(Continued on next page)

20

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($116,216,238 divided by 4,245,865 shares)	$27.37

Offering price per class A share (100/94.25 of $27.37)*	$29.04

Net asset value and offering price per class B share ($4,094,702 divided by 151,484 shares)**	$27.03

Net asset value and offering price per class C share ($16,615,057 divided by 614,856 shares)**	$27.02

Net asset value and redemption price per class M share ($544,010 divided by 20,030 shares)	$27.16

Offering price per class M share (100/96.50 of $27.16)*	$28.15

Net asset value, offering price and redemption price per
class R share ($259,141 divided by 9,501 shares)	$27.28

Net asset value, offering price and redemption price per
class Y share ($125,687,210 divided by 4,574,271 shares)	$27.48

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

21

Statement of operations Year ended 4/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $2,680)	$311,639

Interest (including interest income of $30,004 from
investments in affiliated issuers) (Note 7)	63,732

Securities lending (including interest income of $26,531
from investments in affiliated issuers) (Note 1)	35,887

Total investment income	411,258

EXPENSES

Compensation of Manager (Note 2)	1,273,503

Investor servicing fees (Note 2)	486,349

Custodian fees (Note 2)	12,431

Trustee compensation and expenses (Note 2)	9,517

Administrative services (Note 2)	5,129

Dividend expense for short sales (Note 1)	21,841

Interest expense for short sales (Note 1)	12,906

Distribution fees — Class A (Note 2)	163,262

Distribution fees — Class B (Note 2)	20,288

Distribution fees — Class C (Note 2)	85,881

Distribution fees — Class M (Note 2)	2,338

Distribution fees — Class R (Note 2)	800

Amortization of offering costs (Note 1)	5,405

Other	112,930

Total expenses	2,212,580

Expense reduction (Note 2)	(1,201)

Net expenses	2,211,379

Net investment loss	(1,800,121)

Net realized gain on investments (Notes 1 and 3)	8,610,558

Net realized gain on foreign currency transactions (Note 1)	3,908

Net realized gain on written options (Notes 1 and 3)	129,901

Net realized loss on short sales (Note 1)	(144,161)

Net unrealized appreciation of investments and short sales
during the year	37,207,119

Net gain on investments	45,807,325

Net increase in net assets resulting from operations	$44,007,204

The accompanying notes are an integral part of these financial statements.

22

Statement of changes in net assets

INCREASE IN NET ASSETS		For the period 5/18/09
		(commencement
	Year ended	of operations)
	4/30/11	to 4/30/10

Operations:
Net investment loss	$(1,800,121)	$(80,265)

Net realized gain on investments and foreign currency transactions	8,600,206	1,629,589

Net unrealized appreciation of investments	37,207,119	8,218,855

Net increase in net assets resulting from operations	44,007,204	9,768,179

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(33,821)

Class C	—	(398)

Class R	—	(11)

Class Y	—	(19,259)

Net realized short-term gain on investments

Class A	(350,115)	(459,938)

Class B	(11,413)	(18,971)

Class C	(49,040)	(30,454)

Class M	(1,651)	(944)

Class R	(1,035)	(433)

Class Y	(407,051)	(181,327)

From net realized long-term gain on investments
Class A	(130,912)	—

Class B	(4,267)	—

Class C	(18,337)	—

Class M	(617)	—

Class R	(387)	—

Class Y	(152,203)	—

Redemption fees (Note 1)	25,436	2,618

Increase from capital share transactions (Note 4)	163,239,903	44,245,602

Total increase in net assets	206,145,515	53,270,843

NET ASSETS

Beginning of period (Note 6)	57,270,843	4,000,000

End of period (including undistributed net investment income of
$— and $489, respectively)	$263,416,358	$57,270,843

The accompanying notes are an integral part of these financial statements.

23

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average
													net assets	Ratio
	Net asset		Net realized									Ratio	excluding	of net investment
	value,		and unrealized	Total from	From	From				Total return	Net assets,	of expenses	interest and	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Net asset value,	at net asset	end of period	to average	dividend	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	net assets (%) [e,f]	expense (%) [e]	net assets (%)	turnover (%)

Class A
April 30, 2011	$22.69	(.30)	5.14	4.84	—	(.16)	(.16)	—	$27.37	21.43	$116,216	1.57	1.55	(1.29)	107
April 30, 2010†	15.00	(.07) [g]	8.42	8.35	(.05)	(.61)	(.66)	—	22.69	56.35 *	35,607	1.45*[d]	1.40 *[d]	(.36) *[d,g]	82*

Class B
April 30, 2011	$22.57	(.48)	5.10	4.62	—	(.16)	(.16)	—	$27.03	20.57	$4,095	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.20) [g]	8.38	8.18	—	(.61)	(.61)	—	22.57	55.19 *	897	2.17*[d]	2.12 *[d]	(1.05) *[d,g]	82*

Class C
April 30, 2011	$22.57	(.48)	5.09	4.61	—	(.16)	(.16)	—	$27.02	20.53	$16,615	2.32	2.30	(2.04)	107
April 30, 2010†	15.00	(.26) [g]	8.45	8.19	(.01)	(.61)	(.62)	—	22.57	55.25 *	3,094	2.17 *[d]	2.12 *[d]	(1.29) *[d,g]	82*

Class M
April 30, 2011	$22.63	(.42)	5.11	4.69	—	(.16)	(.16)	—	$27.16	20.83	$544	2.07	2.05	(1.79)	107
April 30, 2010†	15.00	(.23) [g]	8.47	8.24	—	(.61)	(.61)	—	22.63	55.59 *	215	1.93 *[d]	1.88 *[d]	(1.14) *[d,g]	82*

Class R
April 30, 2011	$22.66	(.36)	5.14	4.78	—	(.16)	(.16)	—	$27.28	21.20	$259	1.82	1.80	(1.54)	107
April 30, 2010†	15.00	(.20) [g]	8.49	8.29	(.02)	(.61)	(.63)	—	22.66	55.92 *	85	1.69 *[d]	1.64 *[d]	(1.02) *[d,g]	82*

Class Y
April 30, 2011	$22.72	(.25)	5.17	4.92	—	(.16)	(.16)	—	$27.48	21.76	$125,687	1.32	1.30	(1.04)	107
April 30, 2010†	15.00	(.04) [g]	8.44	8.40	(.07)	(.61)	(.68)	—	22.72	56.71 *	17,373	1.21 *[d]	1.16*[d]	(.22) *[d,g]	82*

* Not annualized.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.91% of average net assets for the period ended April 30, 2010.

e Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

f Includes dividend and interest expense in connection with securities sold short, which amounted to the following amounts (Note 1).

Percentage of
average net assets

April 30, 2011	0.02%

April 30, 2010	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.15	0.77%

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

The accompanying notes are an integral part of these financial statements.

24	25

Notes to financial statements 4/30/11

Note 1: Significant accounting policies

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing in a portfolio mainly consisting of equity securities of leveraged small and midsize U.S. companies, including both growth and value stocks, that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all  investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2010 through April 30, 2011.

A) Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

26

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

27

F) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Short sale of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense in the Statement of operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. The fund is subject to risk of loss if the lender of the security were to fail to perform its obligations under the contract. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested

28

in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $3,986,970 and the fund received cash collateral of $3,987,750.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include a permanent difference of net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,799,632 to decrease accumulated net investment loss with a decrease to accumulated net realized gain of $1,799,632.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$46,452,319
Unrealized depreciation	(1,280,711)

Net unrealized appreciation	45,171,608
Undistributed short-term gain	2,395,808
Undistributed long-term gain	4,081,017
Cost for federal income tax purposes	$230,753,952

N) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

29

O) Offering costs The offering costs of $116,052 have been fully amortized on a straight-line basis over a twelve-month period as of May 18, 2010. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,
0.830%	of the next $5 billion,
0.780%	of the next $10 billion,
0.730%	of the next $10 billion,
0.680%	of the next $50 billion,
0.660%	of the next $50 billion,
0.650%	of the next $100 billion,
0.645%	of any excess thereafter.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The performance period is the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period ended, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.73% of the fund’s average net assets before an increase of $201,925 (0.14% of the fund’s average net assets) based on performance.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 30, 2011, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense offset and brokerage/service arrangements and payments under the fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

30

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $465 under the expense offset arrangements and by $736 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $125, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $54,627 and $921 from the sale of class A and class M shares, respectively, and received $2,539 and $3,441 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $244,998,733 and $119,173,118, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $27,840,528 and $29,214,300, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

31

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of period	$—	$—

Options opened	2,498,095	1,199,086
Options exercised	—	—
Options expired	—	—
Options closed	(2,498,095)	(1,199,086)

Written options outstanding
at the end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	3,718,437	$86,226,298	1,767,603	$35,364,994

Shares issued in connection with
reinvestment of distributions	17,730	418,078	24,617	481,266

	3,736,167	86,644,376	1,792,220	35,846,260

Shares repurchased	(1,059,909)	(23,947,958)	(485,946)	(10,214,143)

Net increase	2,676,258	$62,696,418	1,306,274	$25,632,117

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	124,511	$2,870,144	50,293	$866,845

Shares issued in connection with
reinvestment of distributions	638	14,884	972	18,971

	125,149	2,885,028	51,265	885,816

Shares repurchased	(13,398)	(298,351)	(12,199)	(229,407)

Net increase	111,751	$2,586,677	39,066	$656,409

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	548,522	$12,541,611	145,898	$2,857,306

Shares issued in connection with
reinvestment of distributions	2,190	51,108	1,487	28,998

	550,712	12,592,719	147,385	2,886,304

Shares repurchased	(72,952)	(1,660,088)	(10,956)	(185,795)

Net increase	477,760	$10,932,631	136,429	$2,700,509

32

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	12,911	$302,568	8,912	$183,592

Shares issued in connection with
reinvestment of distributions	97	2,268	48	944

	13,008	304,836	8,960	184,536

Shares repurchased	(2,497)	(55,718)	(108)	(2,000)

Net increase	10,511	$249,118	8,852	$182,536

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	9,435	$218,206	3,093	$62,661

Shares issued in connection with
reinvestment of distributions	60	1,422	23	444

	9,495	219,628	3,116	63,105

Shares repurchased	(3,723)	(91,082)	(54)	(1,139)

Net increase	5,772	$128,546	3,062	$61,966

			For the period 5/18/09
			(commencement of operations)
	Year ended 4/30/11		to 4/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,525,754	$127,985,713	796,801	$15,680,774

Shares issued in connection with
reinvestment of distributions	19,480	460,701	9,885	193,353

	5,545,234	128,446,414	806,686	15,874,127

Shares repurchased	(1,735,731)	(41,799,901)	(42,585)	(862,062)

Net increase	3,809,503	$86,646,513	764,101	$15,012,065

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	14,983	0.4%	$410,085

Class M	692	3.5	18,795

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(269,794)	$(269,794)

Total	$(269,794)	$(269,794)

33

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the trust on May 18, 2009. Prior to May 18, 2009, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$3,950,000	263,333

Class B	10,000	667

Class C	10,000	667

Class M	10,000	667

Class R	10,000	667

Class Y	10,000	667

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $30,004 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $208,167,185 and $158,276,056, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

34

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $4,387,739 as a capital gain dividend with respect to the taxable year ended April 30, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 10.38% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2011, the fund hereby designates 11.24%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates no amount of distributions paid as qualifying to be taxed as interest-related dividends, and $820,305 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

35

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

36

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

37

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Fund Administration,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

38

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

39

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	John A. Hill, Chairman	Vice President
Management, LLC	Jameson A. Baxter,
One Post Office Square	Vice Chairman	Robert R. Leveille
Boston, MA 02109	Ravi Akhoury	Vice President and
	Barbara M. Baumann	Chief Compliance Officer
Investment Sub-Manager	Charles B. Curtis
Putnam Investments Limited	Robert J. Darretta	Mark C. Trenchard
57–59 St James’s Street	Paul L. Joskow	Vice President and
London, England SW1A 1LD	Kenneth R. Leibler	BSA Compliance Officer
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Robert T. Burns
The Putnam Advisory	Robert L. Reynolds	Vice President and
Company, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Marketing Services	President
Putnam Retail Management		Judith Cohen
One Post Office Square	Jonathan S. Horwitz	Vice President, Clerk and
Boston, MA 02109	Executive Vice President,	Assistant Treasurer
Principal Executive
Custodian	Officer, Treasurer and	Michael Higgins
State Street Bank	Compliance Liaison	Vice President, Senior Associate
and Trust Company		Treasurer and Assistant Clerk
Steven D. Krichmar
Legal Counsel	Vice President and	Nancy E. Florek
Ropes & Gray LLP	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Independent Registered	Janet C. Smith	Proxy Manager
Public Accounting Firm	Vice President, Assistant
KPMG LLP	Treasurer and Principal	Susan G. Malloy
	Accounting Officer	Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN106
267771 6/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2011	$34,707	$--	$3,150	$-
April 30, 2010*	$34,650	$--	$3,150	$-

*For the period May 18, 2009 (commencement of operations) to April 30, 2010.

For the fiscal years ended April 30, 2011and April 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 3,150 and $ 3,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30, 2011	$ -	$ -	$ -	$ -
April 30, 2010	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2011

Date of reporting period: September 24, 2010 (commencement of operations)— April 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Annual report
4|30|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Federal tax information	39

About the Trustees	40

Officers	42

Message from the Trustees

Dear Fellow Shareholder:

Financial markets and economies around the world continue to show improvement and resilience in the face of many headwinds. While energy and commodity prices have been volatile, suggesting inflationary pressures, corporate profits are strong, merger-and-acquisition activity is recovering, and stock values and dividends are rising.

Putnam believes that markets will remain unsettled over the next several months, roiled by civil unrest in the Middle East and North Africa, sovereign debt issues in Europe, and the lingering economic impact of the disasters in Japan.

Putnam’s active, research-intensive investment approach is well suited to uncovering opportunities in this environment. We also believe this is an important time to talk to your financial advisor to determine if your investments are in line with your individual goals and appetite for risk.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities across a wide range of stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Sometimes they are in small, fast-growing companies. Sometimes they are in older, large companies whose stocks are undervalued.

Of course, it is impossible to predict which type of company will lead the market at any given time. That is why, for investors looking to capture gains with less volatility, a time-tested strategy is to target the widest possible range of stocks. This is the approach of Putnam Multi-Cap Core Fund, which has the flexibility to invest in growth and value stocks of small, midsize, and large companies.

The fund’s manager is an experienced stock investor who can seek opportunities across the entire universe of publicly traded U.S. companies. He can invest in growth stocks, which offer above-average growth potential, as well as value stocks, which are attractively priced in relation to the company’s earnings and growth potential.

The manager’s “go anywhere” approach is backed by a disciplined investment process and a strong research team. Putnam’s in-house research organization is made up of dedicated stock analysts who strive to out-gather and out-analyze the competition by generating independent research. They visit regularly with company managements, talk to private companies and consultants, and attend trade shows, seeking information that hasn’t already factored into stock prices.

While the behavior of the stock market can be unpredictable, a flexible, but disciplined investment approach may be the best way to seek opportunities.

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the period, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the life-of-fund period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Gerard P. Sullivan

How did Putnam Multi-Cap Core Fund perform for the reporting period ended April 30, 2011?

It was a rewarding time period for the fund. Launched in September 2010, the fund has only been around just over seven months. During the period, the fund had a “pro-cyclical” tilt and was exposed to sectors poised to perform well in an improving economic environment.

Which sectors or strategies helped performance?

In terms of performance, the top industry by far was information technology, including makers of semiconductors, hardware, software, and Internet providers. About half of the fund’s outperformance versus the benchmark was due to our technology holdings. We also participated in several initial public offerings [IPOs] of small technology companies that performed well.

The next two sectors that helped performance were basic materials and health care. Materials stocks benefited from increasing commodity prices as well as increasing demand from an improving economy. Health-care stocks are not typically top performers in this type of growth-oriented market. In fact, the health-care sector underperformed the benchmark, but we had positive stock selection there, particularly in the managed care/health insurance area. This is an area that had been under great pressure due to worries about health-care reform. Health-care stocks were very inexpensive when we bought them, and their performance has improved so far in 2011.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 9/24/10 (commencement of operations) to 4/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14. The short-term results of a new fund are not necessarily indicative of its long-term prospects.

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Which holdings or strategies held back performance?

High-end appliance retailer hhgregg detracted from performance and was sold before period-end. We believed the company would benefit from an increase in consumer spending. The company had some aggressive expansion plans and was opening many stores, but it did not experience very good same-store sales. Our overweight to OfficeMax, a supplier of office supplies, furniture, and technology, hurt performance. The company was doing well through the end of 2010, but changes in its marketing strategy and the sluggish economy held back its stock performance. We were overweight Hewlett-Packard, but the company has had a series of problems, including management issues and disappointing quarterly earnings. We believe that when the global economy recovers, Hewlett-Packard should benefit if corporate and consumer spending on computers increases.

What can you tell us about the IPOs in which the fund participated?

We invested in three technology companies that held IPOs during the reporting period. Youku, which went public in December, is considered by some to be the “YouTube” of China. Cornerstone OnDemand, which held its IPO in March, provides training and software that tracks employee performance. Qihoo, another Chinese IPO, is an Internet security provider. All three positions were sold off before the end of the period.

Which large-cap stock holdings contributed to performance?

LyondellBasell, a multinational chemical company that recently emerged from bankruptcy, helped. The company has benefited from the global economic recovery as well as from the increase in corporate and consumer spending. Occidental Petroleum, another large-cap holding, delivered solid

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

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profits and holds relatively little debt. Another contributor, Berkshire Hathaway, run by Warren Buffet, is a publicly traded investment management company with holdings primarily in insurance companies. We sold our position in this holding during the period.

Tell us about your investment process.

Within each of the market-capitalization segments, we have an analyst who follows an industry sector. Each analyst is tasked solely with bringing ideas to the portfolio manager. What helps is the fund’s go-anywhere approach. This means that the small-cap health-care analyst can bring me ideas, whether it’s a growth idea or a value idea. The analyst will have a thesis and a price target, and will detail his or her entire understanding of the company. Then I ultimately decide whether it will work well in the portfolio.

While we are very cognizant of sector allocation, we are not as cognizant of market-cap breakdown versus the benchmark. As a result, we do not expose ourselves too heavily to one single sector. Instead, we focus on individual ideas within those sectors.

What was the rationale behind starting this fund?

We wanted to give the investor the opportunity to invest in a multi-cap strategy. It gives us the flexibility to invest in those small-, mid-, or large-capitalization companies that we think offer the best opportunities. We can invest in all market cap sizes, and also across growth and value styles. Another advantage of being multi-cap is that if a small-cap stock does particularly well and “graduates” into mid-cap

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/11. Short-term holdings are excluded. Holdings will vary over time.

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or large-cap status, there is no requirement for us to sell it.

What is your outlook for the markets and the economy?

During the fiscal period, a series of global shocks unsettled the markets: Middle East and North Africa turmoil, European sovereign debt issues, and the earthquake, tsunami, and nuclear disasters in Japan. This “event risk” has created both challenges and opportunities. Although we still believe that the economy will continue to recover, headwinds such as rising energy prices remain. Although it has not yet occurred, rising oil and gas prices may eventually curtail U.S. consumer spending. We are also watching very closely which way interest rates are headed. The Federal Reserve continues to support the recovery with an accommodative interest-rate policy, but we believe that at some point interest rates will rise. Lastly, there remains the European sovereign debt crisis as well as the U.S. federal deficit problem.

Thank you, Jerry, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

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Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

Citing the United States’s burgeoning federal deficit, Standard & Poor’s (S&P) recently lowered its long-term outlook for U.S. Treasuries from “stable” to “negative.” While maintaining its AAA rating for U.S. debt, S&P said the change to a negative outlook means that there is a one-in-three chance for a ratings downgrade over the next 24 months. If a downgrade were to take place, it could raise borrowing costs for both the U.S. government and American consumers. S&P’s negative outlook will likely put increased pressure on Washington lawmakers to reach a bipartisan solution to reduce the federal deficit and restore fiscal discipline. While the U.S. downgrade is unprecedented, it is important to note that S&P downgraded the outlook for the United Kingdom, another AAA-rated country, to “negative” in May 2009, and restored the “stable” outlook in 2010 once the country addressed its deficit.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended April 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for the period ended 4/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	29.59%	22.14%	29.00%	24.00%	29.08%	28.08%	29.25%	24.76%	29.41%	29.85%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Comparative index returns For the period ended 4/30/11

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	21.81%	21.30%

Index and Lipper results should be compared to fund performance at net asset value.

* Over the life-of-fund period ended 4/30/11, there were 840 funds in this Lipper category.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,900 ($12,400 with contingent deferred sales charge). Class C shares would have been valued at $12,908 ($12,808 with contingent deferred sales charge). A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,476 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,941 and $12,985, respectively.

Fund price and distribution information For the period ended 4/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.022		$0.015	$0.013	$0.011		$0.016	$0.027

Capital gains — Long-term	—		—	—	—		—	—

Capital gains — Short-term	0.166		0.166	0.166	0.166		0.166	0.166

Total	$0.188		$0.181	$0.179	$0.177		$0.182	$0.193

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/24/10*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

4/30/11	12.74	13.52	12.69	12.70	12.72	13.18	12.73	12.76

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

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Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	25.72%	18.49%	25.24%	20.24%	25.21%	24.21%	25.39%	21.04%	25.55%	25.88%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 4/30/11*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Estimated total annual operating expenses
for the fiscal year ended 4/30/11	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Annualized expense ratio for the six-month period
ended 4/30/11†	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/11.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2010, to April 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.33	$11.43	$11.44	$10.06	$8.70	$5.95

Ending value (after expenses)	$1,221.40	$1,217.00	$1,217.70	$1,218.20	$1,219.70	$1,222.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2011, use the following calculation method. To find the value of your investment on November 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.66	$10.39	$10.39	$9.15	$7.90	$5.41

Ending value (after expenses)	$1,018.20	$1,014.48	$1,014.48	$1,015.72	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2011, Putnam employees had approximately $382,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust
and Shareholders of Putnam Multi-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Core Fund (the fund), a series of Putnam Funds Trust (the trust), including the fund’s portfolio, as of April 30, 2011, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from September 24, 2010 (commencement of operations) to April 30, 2011. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Core Fund as of April 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 24, 2010 (commencement of operations) to April 30, 2011, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 13, 2011

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The fund’s portfolio 4/30/11

COMMON STOCKS (97.4%)*	Shares	Value

Aerospace and defense (3.7%)
General Dynamics Corp.	400	$29,128

Honeywell International, Inc.	500	30,615

Huntington Ingalls Industries, Inc. †	80	3,200

L-3 Communications Holdings, Inc.	412	33,038

Northrop Grumman Corp.	484	30,787

Precision Castparts Corp.	371	57,327

Raytheon Co.	300	14,565

Safran SA (France)	833	32,425

United Technologies Corp.	457	40,938

		272,023
Air freight and logistics (0.3%)
United Parcel Service, Inc. Class B	300	22,491

		22,491
Airlines (0.3%)
Delta Air Lines, Inc. †	3	31

US Airways Group, Inc. †	2,474	22,489

		22,520
Auto components (0.7%)
Autoliv, Inc. (Sweden)	408	32,693

Tower International, Inc. †	1,300	21,593

		54,286
Automobiles (0.5%)
Ford Motor Co. †	1,475	22,818

General Motors Co. †	525	16,847

		39,665
Beverages (1.4%)
Coca-Cola Co. (The)	977	65,908

Coca-Cola Enterprises, Inc.	1,451	41,223

		107,131
Biotechnology (1.7%)
Amgen, Inc. †	438	24,900

Celgene Corp. †	400	23,552

Cubist Pharmaceuticals, Inc. †	530	17,941

Dendreon Corp. †	380	16,503

Human Genome Sciences, Inc. †	600	17,682

United Therapeutics Corp. †	365	24,440

		125,018
Capital markets (2.9%)
Ameriprise Financial, Inc.	461	28,610

Apollo Global Management, LLC. Class A †	852	15,404

BlackRock, Inc.	214	41,931

Goldman Sachs Group, Inc. (The)	427	64,481

Legg Mason, Inc.	725	26,934

Morgan Stanley	806	21,077

State Street Corp.	444	20,668

		219,105

18

COMMON STOCKS (97.4%)* cont.	Shares	Value

Chemicals (2.9%)
Albemarle Corp.	607	$42,824

Dow Chemical Co. (The)	971	39,801

E.I. du Pont de Nemours & Co.	806	45,773

Eastman Chemical Co.	177	18,983

Huntsman Corp.	1,491	31,087

LyondellBasell Industries NV Class A (Netherlands) †	900	40,050

		218,518
Commercial banks (2.2%)
Bancorp, Inc. †	1,954	19,130

Comerica, Inc.	554	21,013

Fifth Third Bancorp	1,400	18,578

PNC Financial Services Group, Inc.	633	39,461

SunTrust Banks, Inc.	500	14,095

Wells Fargo & Co.	1,698	49,429

		161,706
Communications equipment (1.8%)
Cisco Systems, Inc.	2,265	39,773

Motorola Solutions, Inc.	304	13,947

Qualcomm, Inc.	999	56,783

Sycamore Networks, Inc.	934	22,883

		133,386
Computers and peripherals (3.8%)
Apple, Inc. †	259	90,192

EMC Corp. †	1,756	49,765

Hewlett-Packard Co.	1,534	61,928

SanDisk Corp. †	1,000	49,140

Seagate Technology	1,911	33,672

		284,697
Construction and engineering (0.4%)
KBR, Inc.	765	29,353

		29,353
Consumer finance (0.8%)
Air Lease Corp. †	760	20,976

Discover Financial Services	1,400	34,776

		55,752
Containers and packaging (0.3%)
Rock-Tenn Co. Class A	182	12,571

Smurfit-Stone Container Corp. †	327	12,583

		25,154
Diversified financial services (3.0%)
Bank of America Corp.	3,447	42,329

Citigroup, Inc. †	12,247	56,214

CME Group, Inc.	100	29,577

JPMorgan Chase & Co.	2,074	94,637

		222,757
Diversified telecommunication services (1.6%)
AT&T, Inc.	1,161	36,130

Iridium Communications, Inc. †	3,400	26,622

Verizon Communications, Inc.	1,434	54,177

		116,929

19

COMMON STOCKS (97.4%)* cont.	Shares	Value

Electrical equipment (0.6%)
Emerson Electric Co.	351	$21,327

GrafTech International, Ltd. †	1,146	26,587

		47,914
Electric utilities (1.3%)
Edison International	747	29,335

Entergy Corp.	656	45,736

NV Energy, Inc.	1,281	19,458

		94,529
Electronic equipment, instruments, and components (1.2%)
Corning, Inc.	905	18,951

KEMET Corp. †	1,404	22,085

Multi-Fineline Electronix, Inc. †	1,014	27,003

TTM Technologies, Inc. †	1,195	22,848

		90,887
Energy equipment and services (3.4%)
Ensco International PLC ADR (United Kingdom)	500	29,810

National Oilwell Varco, Inc.	903	69,251

Oceaneering International, Inc. †	433	37,853

Schlumberger, Ltd.	1,113	99,892

Weatherford International, Ltd. (Switzerland) †	615	13,272

		250,078
Food products (1.3%)
Corn Products International, Inc.	400	22,040

H.J. Heinz Co.	644	32,992

Hershey Co. (The)	405	23,373

Smithfield Foods, Inc. †	650	15,314

		93,719
Food and staples retail (1.7%)
CVS Caremark Corp.	702	25,440

Safeway, Inc.	900	21,879

Walgreen Co.	866	36,996

Wal-Mart Stores, Inc.	815	44,809

		129,124
Health-care equipment and supplies (1.9%)
Baxter International, Inc.	1,000	56,900

Covidien PLC (Ireland)	371	20,661

Medtronic, Inc.	1,251	52,229

St. Jude Medical, Inc.	280	14,963

		144,753
Health-care providers and services (3.6%)
Aetna, Inc.	889	36,787

AmerisourceBergen Corp.	872	35,438

Cardinal Health, Inc.	700	30,583

CIGNA Corp.	556	26,037

Coventry Health Care, Inc. †	630	20,330

Lincare Holdings, Inc.	1,072	33,682

McKesson Corp.	248	20,586

Tenet Healthcare Corp. †	3,512	24,338

UnitedHealth Group, Inc.	365	17,969

WellPoint, Inc.	265	20,349

		266,099

20

COMMON STOCKS (97.4%)* cont.	Shares	Value

Hotels, restaurants, and leisure (2.2%)
Carnival Corp.	668	$25,431

Denny’s Corp. †	3,300	13,497

Las Vegas Sands Corp. †	403	18,945

McDonald’s Corp.	461	36,101

Summit Hotel Properties, Inc. † R	2,261	25,617

Tim Hortons, Inc. (Canada)	429	20,862

Wyndham Worldwide Corp.	698	24,158

		164,611
Household durables (0.4%)
Newell Rubbermaid, Inc.	1,542	29,391

		29,391
Household products (1.5%)
Energizer Holdings, Inc. †	350	26,436

Kimberly-Clark Corp.	280	18,497

Procter & Gamble Co. (The)	1,012	65,679

		110,612
Independent power producers and energy traders (0.5%)
AES Corp. (The) †	2,831	37,482

		37,482
Industrial conglomerates (2.2%)
General Electric Co.	5,042	103,109

Tyco International, Ltd.	1,318	64,239

		167,348
Insurance (3.2%)
ACE, Ltd.	478	32,146

Aflac, Inc.	497	27,926

Assurant, Inc.	600	23,820

MBIA, Inc. †	1,313	13,550

MetLife, Inc.	1,100	51,469

Prudential Financial, Inc.	507	32,154

RenaissanceRe Holdings, Ltd.	300	21,084

XL Group PLC	1,628	39,756

		241,905
Internet and catalog retail (0.2%)
Expedia, Inc.	648	16,219

		16,219
Internet software and services (0.6%)
Google, Inc. Class A †	85	46,249

		46,249
IT services (3.1%)
Accenture PLC Class A	814	46,504

Alliance Data Systems Corp. †	300	28,500

Gartner, Inc. †	859	36,860

IBM Corp.	480	81,878

Unisys Corp. †	700	20,776

Western Union Co. (The)	900	19,125

		233,643
Leisure equipment and products (0.4%)
Hasbro, Inc.	643	30,118

		30,118

21

COMMON STOCKS (97.4%)* cont.	Shares	Value

Life sciences tools and services (1.0%)
Agilent Technologies, Inc. †	900	$44,919

Thermo Fisher Scientific, Inc. †	500	29,995

		74,914
Machinery (2.5%)
Caterpillar, Inc.	191	22,043

CNH Global NV (Netherlands) †	432	20,866

Deere & Co.	235	22,913

Eaton Corp.	424	22,697

Ingersoll-Rand PLC	757	38,229

Parker Hannifin Corp.	635	59,893

		186,641
Media (3.3%)
CBS Corp. Class B	1,908	48,120

Comcast Corp. Class A	1,137	29,835

DIRECTV Class A †	315	15,306

Interpublic Group of Companies, Inc. (The)	3,133	36,813

McGraw-Hill Cos., Inc. (The)	500	20,235

Omnicom Group, Inc.	327	16,085

Time Warner Cable, Inc.	300	23,439

Time Warner, Inc.	392	14,841

Walt Disney Co. (The)	900	38,790

		243,464
Metals and mining (2.1%)
Cliffs Natural Resources, Inc.	175	16,401

Dia Bras Exploration, Inc. (Canada) †	8,000	22,073

Freeport-McMoRan Copper & Gold, Inc. Class B	756	41,603

Teck Resources Limited Class B (Canada)	700	37,975

Walter Energy, Inc.	300	41,466

		159,518
Multi-utilities (0.7%)
Ameren Corp.	1,902	55,748

		55,748
Multiline retail (0.4%)
Target Corp.	534	26,219

		26,219
Office electronics (0.3%)
Xerox Corp.	2,141	21,603

		21,603
Oil, gas, and consumable fuels (10.4%)
Alpha Natural Resources, Inc. †	500	29,085

Apache Corp.	185	24,673

Chevron Corp.	763	83,503

Cimarex Energy Co.	400	44,236

Cobalt International Energy, Inc. †	2,474	34,636

Devon Energy Corp.	500	45,500

Exxon Mobil Corp.	1,181	103,928

Linn Energy, LLC (Units)	635	25,641

Marathon Oil Corp.	1,096	59,228

Noble Energy, Inc.	277	26,667

Occidental Petroleum Corp.	1,044	119,319

22

COMMON STOCKS (97.4%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Petroleo Brasileiro SA ADR (Brazil)	821	$30,648

Plains Exploration & Production Co. †	783	29,785

Sandridge Mississippian Trust 1 (Units) †	2,423	62,950

Scorpio Tankers, Inc. (Monaco) †	802	9,440

Sunoco, Inc.	384	16,381

Tesoro Logistics LP (Units) †	1,225	29,045

		774,665
Paper and forest products (0.2%)
MeadWestvaco Corp.	500	16,845

		16,845
Pharmaceuticals (4.3%)
Abbott Laboratories	481	25,031

Johnson & Johnson	1,328	87,276

Merck & Co., Inc.	1,637	58,850

Pain Therapeutics, Inc. †	2,407	22,891

Pfizer, Inc.	5,600	117,376

Somaxon Pharmaceuticals, Inc. † S	2,609	7,044

		318,468
Real estate investment trusts (REITs) (2.1%)
Campus Crest Communities, Inc. R	1,111	13,132

Chesapeake Lodging Trust R	2,000	35,960

CreXus Investment Corp. R	3,619	42,198

HCP, Inc. R	287	11,371

PennyMac Mortgage Investment Trust R	1,390	25,465

Weyerhaeuser Co. R	1,159	26,669

		154,795
Road and rail (1.2%)
Avis Budget Group, Inc. †	1,000	18,960

CSX Corp.	386	30,374

Kansas City Southern †	200	11,622

Union Pacific Corp.	300	31,041

		91,997
Semiconductors and semiconductor equipment (2.2%)
Applied Materials, Inc.	1,000	15,690

First Solar, Inc. †	83	11,584

Intel Corp.	1,400	32,466

Lam Research Corp. †	567	27,392

Novellus Systems, Inc. †	800	25,680

Texas Instruments, Inc.	1,402	49,813

		162,625
Software (3.4%)
Adobe Systems, Inc. †	1,297	43,514

BMC Software, Inc. †	848	42,595

CA, Inc.	1,595	39,221

Microsoft Corp.	1,849	48,111

Oracle Corp.	2,159	77,832

		251,273
Specialty retail (3.0%)
ANN, Inc. †	1,208	37,702

Bed Bath & Beyond, Inc. †	374	20,989

23

COMMON STOCKS (97.4%)* cont.	Shares	Value

Specialty retail cont.
Best Buy Co., Inc.	889	$27,755

Chico’s FAS, Inc.	1,570	22,969

GNC Holdings, Inc. Class A †	738	14,059

Limited Brands, Inc.	657	27,042

Lowe’s Cos., Inc.	1,779	46,699

OfficeMax, Inc. †	2,271	22,619

		219,834
Textiles, apparel, and luxury goods (1.1%)
Coach, Inc.	509	30,443

Fossil, Inc. †	255	24,424

VF Corp.	302	30,369

		85,236
Thrifts and mortgage finance (0.3%)
United Financial Bancorp, Inc.	1,284	20,981

		20,981
Tobacco (1.0%)
Philip Morris International, Inc.	1,080	74,995

		74,995
Wireless telecommunication services (0.3%)
NII Holdings, Inc. †	500	20,788

		20,788

Total common stocks (cost $6,365,227)		$7,265,781

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value

PPL Corp. $4.375 cv. pfd.	338	$18,188

Unisys Corp. Ser. A, 6.25% cv. pfd.	66	5,750

Total convertible preferred stocks (cost $23,500)		$23,938

SHORT-TERM INVESTMENTS (5.4%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.16% [d]	15,900	$15,900

Putnam Money Market Liquidity Fund 0.08% [e]	385,485	385,485

Total short-term investments (cost $401,385)		$401,385

TOTAL INVESTMENTS

Total investments (cost $6,790,112)		$7,691,104

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 24, 2010 (commencement of operations) through April 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $7,459,286.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

24

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$909,043	$—	$—

Consumer staples	515,581	—	—

Energy	1,024,743	—	—

Financials	1,077,001	—	—

Health care	929,252	—	—

Industrials	807,862	32,425	—

Information technology	1,224,363	—	—

Materials	420,035	—	—

Telecommunication services	137,717	—	—

Utilities	187,759	—	—

Total common stocks	7,233,356	32,425	—

Convertible preferred stocks	—	23,938	—

Short-term investments	385,485	15,900	—

Totals by level	$7,618,841	$72,263	$—

The accompanying notes are an integral part of these financial statements.

25

Statement of assets and liabilities 4/30/11

ASSETS

Investment in securities, at value, including $7,044 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $6,388,727)	$7,289,719
Affiliated issuers (identified cost $401,385) (Notes 1 and 7)	401,385

Foreign currency (cost $341) (Note 1)	347

Dividends, interest and other receivables	5,622

Receivable for shares of the fund sold	45,641

Receivable for investments sold	19,645

Receivable from Manager (Note 2)	28,881

Unamortized offering costs (Note 1)	48,634

Total assets	7,839,874

LIABILITIES

Payable to custodian (Note 2)	66,112

Payable for investments purchased	133,427

Payable for investor servicing fees (Note 2)	1,763

Payable for custodian fees (Note 2)	7,039

Payable for Trustee compensation and expenses (Note 2)	48

Payable for administrative services (Note 2)	22

Payable for distribution fees (Note 2)	1,359

Payable for offering costs (Note 1)	114,556

Collateral on securities loaned, at value (Note 1)	15,900

Payable for auditing fee	31,000

Other accrued expenses	9,362

Total liabilities	380,588

Net assets	$7,459,286

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,215,783

Undistributed net investment income (Note 1)	5,775

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	336,724

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	901,004

Total — Representing net assets applicable to capital shares outstanding	$7,459,286

(Continued on next page)

26

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,405,790 divided by 424,244 shares)	$12.74

Offering price per class A share (100/94.25 of $12.74)*	$13.52

Net asset value and offering price per class B share ($68,910 divided by 5,430 shares)**	$12.69

Net asset value and offering price per class C share ($274,258 divided by 21,598 shares)**	$12.70

Net asset value and redemption price per class M share ($35,828 divided by 2,818 shares)***	$12.72

Offering price per class M share (100/96.50 of $12.72)*	$13.18

Net asset value, offering price and redemption price per class R share
($12,941 divided by 1,017 shares)***	$12.73

Net asset value, offering price and redemption price per class Y share
($1,661,559 divided by 130,261 shares)	$12.76

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

27

Statement of operations For the period 9/24/10 (commencement of operations) to 4/30/11

INVESTMENT INCOME

Dividends (net of foreign tax of $294)	$57,378

Interest (including interest income of $162 from investments in affiliated issuers) (Note 7)	162

Securities lending (Note 1)	1,002

Total investment income	58,542

EXPENSES

Compensation of Manager (Note 2)	18,161

Investor servicing fees (Note 2)	10,290

Custodian fees (Note 2)	9,184

Trustee compensation and expenses (Note 2)	226

Administrative services (Note 2)	111

Distribution fees — Class A (Note 2)	6,368

Distribution fees — Class B (Note 2)	215

Distribution fees — Class C (Note 2)	838

Distribution fees — Class M (Note 2)	77

Distribution fees — Class R (Note 2)	35

Amortization of offering costs (Note 1)	72,952

Reports to shareholders	13,531

Auditing	31,000

Other	1,545

Fees waived and reimbursed by Manager (Note 2)	(122,056)

Total expenses	42,477

Expense reduction (Note 2)	(35)

Net expenses	42,442

Net investment income	16,100

Net realized gain on investments (Notes 1 and 3)	408,845

Net realized loss on foreign currency transactions (Note 1)	(82)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	12

Net unrealized appreciation of investments during the period	900,992

Net gain on investments	1,309,767

Net increase in net assets resulting from operations	$1,325,867

The accompanying notes are an integral part of these financial statements.

28

Statement of changes in net assets

INCREASE IN NET ASSETS	For the period 9/24/10 (commencement
of operations) to 4/30/11

Operations:
Net investment income	$16,100

Net realized gain on investments and foreign currency transactions	408,763

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	901,004

Net increase in net assets resulting from operations	1,325,867

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,492)

Class B	(31)

Class C	(67)

Class M	(11)

Class R	(16)

Class Y	(2,335)

Net realized short-term gain on investments

Class A	(56,532)

Class B	(341)

Class C	(850)

Class M	(166)

Class R	(166)

Class Y	(14,357)

Redemption fees (Note 1)	7

Increase from capital share transactions (Note 4)	3,215,776

Total increase in net assets	4,459,286

NET ASSETS

Beginning of period (Note 6)	3,000,000

End of period (including undistributed net investment income of $5,775)	$7,459,286

The accompanying notes are an integral part of these financial statements.

29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%)*[c]	(in thousands)	(%)*[d,e]	net assets (%)*[e]	(%)*

Class A
April 30, 2011†	$10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	—	$12.74	29.59	$5,406.80		.29	67

Class B
April 30, 2011†	$10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	—	$12.69	29.00	$69	1.25	(.19)	67

Class C
April 30, 2011†	$10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	—	$12.70	29.08	$274	1.25	(.22)	67

Class M
April 30, 2011†	$10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	—	$12.72	29.25	$36	1.10	(.08)	67

Class R
April 30, 2011†	$10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	—	$12.73	29.41	$13.95		.15	67

Class Y
April 30, 2011†	$10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	—	$12.76	29.85	$1,662.65		.45	67

* Not annualized.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2011	2.26%

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 4/30/11

Note 1: Significant accounting policies

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing in growth and value stocks of small, midsize and large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering each class of shares on September 24, 2010. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 24, 2010 (commencement of operations) through April 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

32

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by

33

Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $14,310. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $15,900.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $373 to decrease undistributed net investment income with an increase to accumulated net realized gain of $373.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$962,949
Unrealized depreciation	(62,885)

Net unrealized appreciation	900,064
Undistributed ordinary income	5,776
Undistributed long-term gain	167
Undistributed short-term gain	337,485

Cost for federal income tax purposes	$6,791,040

I) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Offering costs The offering costs of $121,586 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

34

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through August 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $122,056 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $23 under the expense offset arrangements and by $12 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

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The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,906 and $33 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,528,518 and $3,548,636, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 9/24/10 (commencement of operations) to 4/30/11

Class A	Shares	Amount

Shares sold	126,823	$1,441,819

Shares issued in connection with
reinvestment of distributions	5,842	64,024

	132,665	1,505,843

Shares repurchased	(3,421)	(40,736)

Net increase	129,244	$1,465,107

	For the period 9/24/10 (commencement of operations) to 4/30/11

Class B	Shares	Amount

Shares sold	4,517	$52,290

Shares issued in connection with
reinvestment of distributions	34	372

	4,551	52,662

Shares repurchased	(121)	(1,423)

Net increase	4,430	$51,239

	For the period 9/24/10 (commencement of operations) to 4/30/11

Class C	Shares	Amount

Shares sold	20,514	$237,280

Shares issued in connection with
reinvestment of distributions	84	917

	20,598	238,197

Shares repurchased	—	—

Net increase	20,598	$238,197

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	For the period 9/24/10 (commencement of operations) to 4/30/11

Class M	Shares	Amount

Shares sold	1,809	$21,654

Shares issued in connection with
reinvestment of distributions	16	177

	1,825	21,831

Shares repurchased	(7)	(90)

Net increase	1,818	$21,741

	For the period 9/24/10 (commencement of operations) to 4/30/11

Class R	Shares	Amount

Shares sold	—*	$2

Shares issued in connection with
reinvestment of distributions	17	182

	17	184

Shares repurchased	—	—

Net increase	17	$184

	For the period 9/24/10 (commencement of operations) to 4/30/11

Class Y	Shares	Amount

Shares sold	146,331	$1,645,200

Shares issued in connection with
reinvestment of distributions	1,523	16,692

	147,854	1,661,892

Shares repurchased	(18,593)	(222,584)

Net increase	129,261	$1,439,308

* Amount represents less than one rounded share.

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares owned	Percentage of ownership	Value as of 4/30/11

Class A	300,060	70.7%	$3,822,767

Class B	1,017	18.7	12,900

Class C	1,016	4.7	12,908

Class M	1,016	36.1	12,925

Class R	1,017	100.0	12,941

Class Y	1,018	0.8	12,985

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(542)	$(542)

Total	$(542)	$(542)

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Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 24, 2010. Prior to September 24, 2010, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$2,950,000	295,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $162 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $4,299,947 and $3,914,462, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

38

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $167 as a capital gain dividend with respect to the taxable year ended April 30, 2011, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 7.93% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2011, the fund hereby designates 8.88%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended April 30, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $32 of distributions paid as qualifying to be taxed as interest-related dividends, and $72,412 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

39

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	company focused on
	College and member of the Investment Committee for the	natural gas and crude
	college’s endowment. Former Chair and current board	oil in the United States;
	member of Girls Incorporated of Metro Denver. Member of	UniSource Energy
	the Finance Committee, The Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

40

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2011, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Fund Administration,	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

43

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Robert R. Leveille
Putnam Investment	Barbara M. Baumann	Vice President and
Management, LLC	Charles B. Curtis	Chief Compliance Officer
One Post Office Square	Robert J. Darretta
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Kenneth R. Leibler	Vice President and
Investment Sub-Manager	Robert E. Patterson	BSA Compliance Officer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Robert T. Burns
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Chief Legal Officer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Executive Vice President,	Vice President, Clerk and
State Street Bank	Principal Executive	Assistant Treasurer
and Trust Company	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Legal Counsel		Vice President, Senior Associate
Ropes & Gray LLP	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Independent Registered	Principal Financial Officer	Nancy E. Florek
Public Accounting Firm		Vice President, Assistant Clerk,
KPMG LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
John A. Hill, Chairman	Accounting Officer	Susan G. Malloy
Jameson A. Baxter,		Vice President and
Vice Chairman	Beth S. Mazor	Assistant Treasurer
Vice President

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN115
267775 6/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

April 30, 2011*	$28,251	$--	$2,750	$-

*For the period September 24, 2010 (commencement of operations) to April 30, 2011.

For the fiscal year ended April 30, 2011 the fund’s independent auditor billed aggregate non-audit fees in the amount of $2,750, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

April 30,
2011	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: June 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 28, 2011